                          MML SERIES INVESTMENT FUND
                               TABLE OF CONTENTS

                                                                                               Page
                                                                                               ----
To Our Shareholders........................................................................      2-8

Statement of Assets and Liabilities as of December 31, 1998................................        9

MML Equity Fund
MML Money Market Fund
MML Managed Bond Fund
MML Blend Fund

Statement of Operations For the Year Ended December 31, 1998...............................       10

MML Equity Fund
MML Money Market Fund
MML Managed Bond Fund
MML Blend Fund

Statement of Changes in Net Assets For the Years Ended December 31, 1998 and 1997..........       11

MML Equity Fund
MML Money Market Fund
MML Managed Bond Fund
MML Blend Fund

Financial Highlights

MML Equity Fund............................................................................       12
MML Money Market Fund......................................................................       13
MML Managed Bond Fund......................................................................       14
MML Blend Fund.............................................................................       15

Schedule of Investments as of December 31, 1998

MML Equity Fund............................................................................    16-18
MML Money Market Fund......................................................................    19-20
MML Managed Bond Fund......................................................................    21-25
MML Blend Fund.............................................................................    26-34

Notes to Financial Statements..............................................................    35-38

Report of Independent Accountants..........................................................       39

MML SERIES INVESTMENT FUND

TO OUR SHAREHOLDERS

ANOTHER YEAR OF EXPANSION IN THE U.S.

1998 marked the eighth consecutive year of economic expansion in the United States, once again confounding those who were looking for the economy to falter. Real growth of gross domestic product for the year is likely to be somewhere around 3.75%, a shade under 1997's 3.9%. While economic growth continued, inflation remained virtually dormant, with the Consumer Price Index rising about 1.7%. Producer prices, which often lead changes in consumer prices, actually declined in 1998. Interest rates fell for most of the year, ending December at near-record low levels. Contributing to the easing of interest rates was the fact that the U.S. government had a $70 billion surplus in fiscal year 1998 after several decades of deficits. Another surplus is forecast for the current fiscal year.

Consumption and fixed investment both contributed strongly to the expansion in 1998. Thanks to solid income growth and another banner year for large capitalization stocks, consumers were able to maintain spending at high levels all year. Fixed investment benefited from steady increases in residential construction and producers' durable equipment mainly computers and other business equipment. Investment in technology contributed not only to growth but also to gains in productivity.

The only broad-based drag on economic growth was the trade deficit, which grew by close to $100 billion in 1998. The deficit was exacerbated by strong domestic growth, which spurred imports, and by serious financial problems abroad, which dampened foreign demand for U.S. goods and services and therefore limited U.S. exports.

OVERSEAS: SOME PROGRESS, SOME NEW CHALLENGES

In Asia, where severe financial problems first came to a head in 1997, there was some progress. The stock markets of Thailand and South Korea rebounded noticeably in 1998, indicating that investors are beginning to overcome their generalized fear of Southeast Asian markets and instead are making investment decisions on a nation-specific basis. This is a key prerequisite for meaningful recovery in the region.

In Japan, political leaders finally adopted an aggressive plan to stimulate the economy and reform the country's ailing banking system. Policy is now moving in the proper direction, but it will be a long road back to economic health for Japan.

One key concern continues to be the extent to which the problems in Asia will spread to other emerging markets, and eventually to the U.S. This concern gained renewed force in August, when Russia announced a substantial devaluation of its currency, the ruble, and defaulted on much of its foreign debt. South America, particularly Brazil, also gave investors cause for concern in 1998.

EQUITIES TAKE A HIT BUT FINISH STRONG

U.S. equities were uniformly strong during the first three months of the year, as concerns about Asia receded into the background and investors focused on strong economic growth. In April, a two-tiered market emerged, with large-capitalization technology and other growth issues leading the S&P 500 Index and the Dow Jones Industrial Average higher through mid-July. The Russell 2000 Index, however, trended lower throughout the second quarter, indicating that many small-capitalization stocks were not participating in the rally. Indeed, even the S&P 500's gains, at its high water mark in July, were largely due to its twenty largest components. The rally, therefore, was quite narrow.

In the third quarter, amid Russia's financial difficulties and renewed concerns about Asia, stocks turned south, giving up all they had gained earlier in the year and then some in many cases. A flight to quality ensued in which investors shunned stocks in general. Especially hard hit were small-capitalization issues, technology stocks, and other sectors perceived to have more than average risk. With the financial markets reeling, the Federal Reserve Board stepped in, lowering interest rates three times in three months. Stocks responded with a vigorous fourth-quarter rally, again concentrated primarily in growth stocks. The Dow Jones Industrial Average, S&P 500 Index, NASDAQ Composite Index and Russell 2000 Index ended 1998 with returns of 18.17%, 28.58%, 39.63% and 2.55%, respectively. The disparity in performance between the different market segments is especially evident in the latter two indices.

BONDS RIDE THE ROLLER COASTER, TOO

Bonds were by no means immune to the third quarter's volatility. Up to that point, interest rates, which began the year at low levels, had trended irregularly lower, as the yield curve gradually flattened. Although first-half credit spreads widened in January and June, new issuance remained at relatively healthy levels due to the low absolute level of interest rates.

In August, trouble began brewing in the credit markets when Russia's devaluation and default caused a number of hedge funds to liquidate some large credit positions. Panic ensued, and spreads widened dramatically, especially between corporate issues and Treasuries, as investors sold corporate securities and fled to the safety of Treasury securities.

As happened with equities, the credit markets recovered somewhat when the Federal Reserve Board lowered interest rates. Spreads narrowed considerably by year-end, although not nearly to their levels before the crisis.

LOOKING AHEAD TO 1999

The central economic event of 1999 is likely to be a mild slowdown in the U.S. economy. The lower rate of expansion in non-farm payrolls in the second half of 1998, together with the associated easing of personal income growth, makes it unlikely that consumers will be able to keep spending at 1998's brisk rate. Softness in corporate earnings, a symptom of reduced consumer spending, may be evident. Federal Reserve Board policy, which was extremely accommodating in response to the 1998 crisis in the financial markets, has returned to a neutral stance and will likely remain so until circumstances clearly mandate a change. Inflation may rise a little but should remain unthreatening. In this environment, MassMutual should continue to serve shareholders well with its focus on thorough research and identifying value in the financial markets.


                              /s/ Stuart H. Reese


                              Stuart H. Reese
                              President
                              MML Series Investment Fund

January 29, 1999

MML EQUITY FUND

HOW DID THE FUND PERFORM OVER THE PAST YEAR?

The Fund performed reasonably well, given the backdrop of 1998's volatile markets. For the 12 months ended December 31, 1998, the Fund had a net return of 16.20%*. The Fund's return trailed the 28.58% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks, while surpassing the 14% gain of the average diversified equity fund monitored by Lipper Analytical Services. The S&P 500's gains in 1998 were driven primarily by the 20 largest companies in that Index, many of which the fund cannot invest in either because their stock prices exceed our value parameters or they pay no dividends.

WHAT WAS THE INVESTMENT ENVIRONMENT IN 1998?

It was a tumultuous year, to be sure. After superlative gains in the previous three years, it looked as though the stock market would be hard-pressed to perform well again in 1998. Against those odds, however, popular averages such as the Dow Jones Industrial Average and the S&P 500 Index surged ahead through mid-July, gaining in excess of 20%. At that point, however, many multinational companies began to report lower earnings or to scale back their earnings forecasts due to the Asian financial crisis. The most negative news during the period, though, came from Russia, which substantially devalued its currency and defaulted on much of its foreign debt. Worldwide equity markets responded by plunging in August, as the S&P 500 relinquished all of the ground it gained earlier in the year.

In September, October and November, the Federal Reserve Board (Fed) moved aggressively to cut short-term interest rates, which helped to get the markets back on track. The October easing had a particularly beneficial effect because it was a surprise move that occurred between meetings of the Fed's Open Market Committee, the group that decides the fate of short-term interest rates. As a result, stocks came roaring back in the fourth quarter, with the S&P 500 gaining 21.3% in that quarter alone. However, the lion's share of the gains was once again concentrated in the Index's larger growth stocks. More than 200 stocks in the S&P 500 - about 40% posted price declines during 1998, and operating earnings for the Index as a whole are likely to be flat or slightly down for the year.

HOW WAS THE FUND'S STRATEGY EMPLOYED DURING THE YEAR?

Shortly after mid-year, we reduced some of the industrial exposure in the portfolio, selling positions in specialty chemical companies, Lubrizol and Nalco Chemical. With the economy appearing to be slowing down, we felt that the earnings of these companies would suffer significantly in the short term. After stocks retreated in the third quarter, most stocks were far more attractive on a value basis. Our buying was selective and included Burlington Resources, Conoco (which was spun off from Dupont), Newell Corp, and American Home Products.

WHICH STOCKS DID WELL FOR THE FUND, AND WHICH WERE DISAPPOINTING?

Schering Plough, part of a strong health care sector, was our top performer for the year, with a gain of 78%. Although we took profits on some of this position when the stock reached what we considered to be relatively high valuation levels, it is still one of the Fund's top-ten holdings. Bristol Myers-Squibb and Becton Dickinson were two other health care holdings that turned in strong performances for the year. IBM was part of a strong technology group, gaining 77%. General Electric, another top-ten holding, also helped the Fund's performance. Although one of the largest companies in the world, GE is also one of the best managed and has actually accelerated its earnings growth rate in the past five years, a rarity for a company of GE's size. McGraw-Hill and Pitney Bowes were two other top-ten holdings that finished the year with good gains.

Many of our laggards this year were energy stocks that were hurt by weak oil and gas prices. Kerr-McGee, Unocal, and USX-Marathon Group all exemplified this trend. Minnesota Mining & Manufacturing, a diversified manufacturing company, was hurt by its Asian exposure.

WHAT IS YOUR OUTLOOK?

Looking ahead to 1999, we have some concerns. The market is unlikely to deliver yet another year of above-20% gains. With the U.S. economy apparently slowing, corporations may not be able to deliver the kind of earnings growth that Wall Street wants to see. Furthermore, as mentioned previously, the S&P 500's exceptional performance has been concentrated in relatively few large-capitalization growth stocks. In order for the market's advance to have staying power, it must expand to include more than a select few issues. Such an expansion should likely benefit the Fund, which sticks to moderately valued securities that could be attractive to investors who become disenchanted with those highly valued issues that have been market leaders for the past several years.

On the positive side, inflation remains low and interest rates are favorable. The Federal Reserve Board has shown its determination to keep the economy from falling into recession, and 1998's three interest rate cuts may be followed by more if economic growth shows signs of faltering. In a slower-growth environment such as we seem to be entering, the Fund's emphasis on value should enable it to continue to deliver competitive returns for shareholders.

* The return reflects changes in the net asset value per share without the deduction of any insurance product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

                             [GRAPH APPEARS HERE]

                              STANDARD & POORS
FUND                          500 INDEX
1/1/89         10000               10000
  1989         12304               13166
  1990         12241               12757
  1991         15370               16645
  1992         16980               17913
  1993         18597               19717
  1994         19359               19875
  1995         25386               27482
  1996         30527               33795
  1997         39255               45072
  1998         45614               57954

MML BLEND FUND

HOW DID THE FUND PERFORM OVER THE PAST YEAR?

For the twelve months ended December 31, 1998, the Fund had a net return of 13.56%*, trailing the 15.1% gain recorded by the Lipper Balanced Fund Index, an unmanaged index of stocks and bonds. Large-capitalization growth stocks once again garnered the lion's share of the gains compared to the value-oriented stocks in which the Fund's equity portfolio invests. This hurt performance relative to the Index. Volatility increased substantially during the third quarter, and the Fund's fixed-income holdings helped cushion the declines in equities that occurred during that period.

CAN YOU EXPLAIN THE FUND'S ALLOCATIONS AMONG THE THREE ASSET CLASSES DURING THE YEAR?

The target allocation for stocks decreased from 61% to 59% at the end of the year. The allocation for bonds was increased from 19% at the beginning of 1998 to 23% at the end of the year, while the percentage of money market securities was decreased from 20% to 18% over the same period. In response to widening spreads between U.S. Treasury securities and other credit instruments in the third quarter, we felt that the Fund might be able to take advantage of some compelling values in the bond market.

WHAT WAS THE INVESTMENT ENVIRONMENT IN 1998?

It was a tumultuous year. Popular averages such as the Dow Jones Industrial Average and the S&P 500 Index surged ahead through mid-July, gaining in excess of 20%. At that point, however, concerns over the earnings of multinational companies began to surface due to the Asian financial crisis. The most negative news during the period, though, came from Russia, which substantially devalued its currency and defaulted on some of its debt. The S&P 500 Index relinquishing all of the ground it gained earlier in the year. In the fixed-income markets, there was a flight to quality, with U.S. Treasuries rallying sharply and spreads widening dramatically.

In September, October and November, the Federal Reserve Board (Fed) cut short-term interest rates. This helped fuel a resurgency in stocks which came roaring back in the fourth quarter, with the S&P 500 gaining 21.3%. The Fed's actions also helped the fixed-income markets recover to some degree. Spreads between Treasuries and corporate securities narrowed in November and December, although not nearly to their pre-August levels.

CAN YOU COMMENT ON SPECIFIC STOCK HOLDINGS AND EXPLAIN CHANGES MADE DURING THE YEAR.

The Fund had extensive health care holdings, and these generally performed well. Pharmaceutical giant Schering-Plough, was a star performer, as were two other health care holdings Bristol Myers-Squibb and Becton Dickinson. Other stocks that helped performance included IBM, GE, McGraw-Hill and Pitney Bowes.

One of our weaker sectors in 1998 was energy, where stocks were hurt by weak oil and gas prices. Examples of this trend were Kerr-McGee, and Unocal. Minnesota Mining & Manufacturing, a diversified manufacturer of industrial, commercial and health care products, was hurt by its Asian exposure.

In the second half of the year, we sold positions in specialty chemical companies such as Lubrizol and Nalco Chemical. We felt that the earnings of these companies would suffer significantly in the short term if economic growth continued to slow. After stocks retreated in the third quarter, we bought selectively, initiating or increasing positions in Burlington Resources, Conoco (which was spun off from Dupont), Newell Corp, Pharmacia & Upjohn and American Home Products.

HOW WAS THE BOND PORTFOLIO POSITIONED, AND WHAT IMPACT DID THIS HAVE ON THE
FUND?

The largest sector allocation for the bond portfolio was corporate securities. The Fund's assets grew dramatically during 1998, and much of this new money went into BBB-rated corporate securities, especially in the second half, when spreads reached their widest levels. Widening spreads hurt the issues already in the Fund's portfolio but enabled us to add new purchases at very favorable spread levels.

The other large sector allocation for the bond portfolio, and the best performing sector for the year, was Treasuries. We increased Treasury holdings as interest rates gradually worked lower in the first half. During the huge rally in Treasuries in the second half of the year, we took some profits, reducing Treasury holdings by the end of December. The bulk of the proceeds was reinvested in corporate securities with attractive spreads.

WHAT IS YOUR OUTLOOK?

In 1999, a slowing economy and sluggish growth in corporate profits may limit gains in stocks for much of the year. One factor that could counteract these trends is further easing of interest rates by the Federal Reserve Board. Moreover, the kind of stocks that meet the Fund's value criteria are less vulnerable to serious damage from unfavorable earnings surprises than the market-leading growth stocks, whose rich valuations leave little room for disappointing news. On the fixed income side, we continue to carry an approximately 60% weighting in spread product versus about 44% for our benchmark bond index, a reflection of our expectation that spreads will narrow during 1999. Overall, the Fund is well positioned for a slowing but still-growing economy such as we are likely to find in 1999.

* The return reflects changes in the net asset value per share without the deduction of any insurance product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

                             [GRAPH APPEARS HERE]

                    LIPPER         STANDARD       LEHMAN
                    BALANCED       & POORS        BROTHERS GOV'T/
FUND                FUND INDEX     500 INDEX      CORP. INDEX
1/1/89    10000        10000          10000          10000
  1989    11996        11970          13168          11423
  1990    12280        12049          12757          12368
  1991    15228        15161          16645          14368
  1992    16654        16280          17913          15452
  1993    18269        18162          19717          17157
  1994    18721        17710          19975          16654
  1995    23079        22065          27482          19740
  1996    26299        24936          33795          20312
  1997    31793        29695          45072          22293
  1998    36104        34133          57954          24404

MML MANAGED BOND FUND

HOW DID THE FUND PERFORM OVER THE PAST YEAR?

For the 12 months ended December 31, 1998, the Fund had a net return of 8.14%*. The Fund's return lagged the 9.47% gain recorded by the Lehman Brothers Government/Corporate Bond Index. Relative to the Index, a larger percentage of the Fund's assets were invested in securities that offered a risk premium to U.S. Treasuries. This heavier allocation to corporate securities and mortgage backed instruments hurt the Fund's performance versus the Index.

WHAT WAS THE MARKET ENVIRONMENT DURING THE PERIOD?

Overall, interest rates declined in 1998, with the steepest declines coming in the Treasury markets. This phenomenon was particularly evident in the second half of the year, when both stock and bond markets were extremely volatile and a flight to quality caused investors to favor U.S. Treasuries over other securities. Several factors were at work to create this environment. For one thing, the Asian financial crisis began to manifest itself in the form of lower earnings and earnings forecasts for many U.S. corporations. There were also concerns that the round of currency devaluations in Asia would spread to Brazil and other South American countries. A particularly negative development occurred in August, when Russia announced a substantial devaluation of its currency, the ruble, and defaulted some of its debt. Finally, a prominent U.S. hedge fund nearly failed and was forced to liquidate some massive positions, causing dislocations in the credit markets.

In response to these events, world stock markets plunged, Treasuries of all maturities rallied sharply, and spreads between Treasuries and other credit instruments, particularly corporate securities, widened, as investors shunned risk and sought safety. The 30-year Treasury bond, for example, briefly edged below 5%, a level not seen in over 30 years.

However, the Federal Reserve Board responded quickly to the crisis, reducing short-term interest rates in September, October, and November. These interventions helped the markets recover to some degree toward the end of the year. Spreads between Treasuries and corporate securities narrowed some in November and December.

HOW WAS THE FUND POSITIONED DURING THE PERIOD?

The Fund's assets grew during 1998, from $205 million at the end of 1997 to $254 million twelve months later. Most of this growth occurred during the second half of the year and most of this new money was invested in corporate securities and mortgage backed instruments. Corporate purchases during the last six months of the year were focused along the yield curve when spreads reached their widest levels. Companies were added to the portfolio based upon our bottom-up analysis of the credit and were weighed against the available alternatives. Transactions during the second half included purchases of issues rated either A or BBB. The issues purchased included: IMC Global, Anheuser Busch, Conagra, Heller Financial, Occidental Petroleum, CSX Corp., and J. Seagram & Sons.

We reduced our allocation to the mortgage backed sector from 20.0% to 12.2% during the first nine months of the year. Adjustable rate mortgage securities were sold during the summer months as interest rates were drifting lower. These securities had performed well and our analysis indicated that they were becoming overvalued. Following the blow-up in spreads in the third quarter, we gradually increased our allocation to the mortgage backed sector. We invested $9.0 million in AAA rated commercial mortgage backed securities. This sector had widened significantly and the underlying collateral suggested that this paper was undervalued at the time. We also added to our holdings current coupon thirty-year mortgage pass-through instruments. Pass-through spreads had widened to the cheaper end of their historical ranges creating an attractive buying opportunity for the fund.

WHAT IS YOUR OUTLOOK FOR 1999?

In 1998, we saw spreads on corporate securities that haven't occurred since the 1990 recession. At this point, the U.S. economy has slowed to some degree, but there appears to be no recession on the horizon yet. Furthermore, we have a Federal Reserve Board that has shown its determination to lower interest rates in an attempt to fight off a recession in the United States. This scenario implies heavier supply of new issues as corporate treasurers attempt to seek lower financing costs, but credit deterioration might also be expected. If no recession materializes, the spreads on the Fund's corporate securities should do well in the coming year. Indeed, the mix of a moderately growing economy, minimal inflation, and stable interest rates at near-record low levels should be supportive of fixed income investments generally.

* The return reflects changes in the net asset value per share without the deduction of any insurance product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

                             [GRAPH APPEARS HERE]

                    LEHMAN BROTHERS
FUND                GOVERNMENT/CORPORATE INDEX
1/1/89    10000               10000
  1989    11283               11423
  1990    12227               12368
  1991    14284               14363
  1992    15307               15452
  1993    17114               17157
  1994    16471               16554
  1995    19624               19740
  1996    20261               20312
  1997    22269               22293
  1998    24082               24404

MML MONEY MARKET FUND

HOW DID THE FUND PERFORM DURING 1998?

The Fund returned 5.16%* for the 12 months ended December 31, 1998, slightly ahead of the 4.86% return recorded by the money market funds average monitored by Lipper Analytical Services. Although interest rates in the United States declined during the period, the Fund's continued strong emphasis on credit selection of Tier 1 securities - that is, rated in the highest rating category of at least two nationally recognized statistical rating organization - enabled it to outperform the Lipper average.

WHAT WAS THE MARKET ENVIRONMENT DURING THE PERIOD?

The first half of 1998 was relatively placid, as the U.S. economy continued to grow moderately in spite of the slowing effects expected by many investors as a result of the Asian financial crisis. Inflation remained in check, and interest rates were stable and near record lows. At the short end of the fixed-income market, Treasury Bill rates fell slightly, while Tier 1 issues rose a bit, with spreads between Treasuries and 30-day Tier 1 commercial paper widening from 50 to 74 basis points at the end of June.

In the third quarter, world financial markets became extremely volatile. For one thing, corporate earnings began to show more evidence of susceptibility to the slowdown in Asia. There was also increased concern about the Brazilian banking system. However, the "straw that broke the camel's back" was Russia, which unexpectedly devalued its currency and defaulted on some of its debt. Finally, the near-failure of a prominent hedge fund added to investors' crisis mentality. This confluence of events precipitated a worldwide flight to quality that drove 30-day Treasury Bills down to an average yield of 3.56% in October from 4.75% in August, while the spread between Treasuries and 30-day Tier 1 commercial paper ballooned to 158 basis points, reflecting the increased premium investors were demanding to accept the added risk of Tier 1 investments.

The markets settled down to some degree in the fourth quarter, primarily in response to three cuts in short-term interest rates by the Federal Reserve Board
(Fed) in September, October, and November. The October easing had a particularly beneficial effect because it was a surprise move that occurred between meetings of the Fed's Open Market Committee, the group that decides the fate of short-term interest rates.

HOW DID YOU POSITION THE FUND'S PORTFOLIO THROUGHOUT THIS TURMOIL?

The portfolio was invested in Tier I investments throughout 1998. This sector, despite its inherent high quality, nonetheless widened versus comparable Treasury Bills. This widening was a direct result of credit concern precipitated by worldwide financial and economic problems experienced during 1998. Despite this volatility the U.S. economy remains in overall sound condition. As in previous years, the average duration of its holdings was in line with the IBC/Donohue Universe, an index that we use as a benchmark for that purpose.

WHAT IS YOUR OUTLOOK FOR 1999?

1999 should be an interesting year. The U.S. economy has continued to surprise investors with its resilience gross domestic product grew at the rate of 3.7% estimated for 1998 compared to 3.8% for 1997 and the Federal Reserve Board proved that it will move aggressively to lower interest rates if economic growth appears threatened. As of the end of 1998, the Fed was in a holding pattern as it sought to evaluate the effects of its three interventions in the second half of 1998. Meanwhile, Japanese interest rates are rising, and we will have to see if that prompts some repatriation of investment assets to Japan, which would tend to boost U.S. interest rates. Another wild card is the Euro - the common currency of the European Monetary Union - which debuted on January 1, 1999. Some experts have speculated that the Euro might rival the U.S. dollar as a reserve currency, and that a significant amount of funds might flow from U.S. dollar-denominated assets into Euro-denominated assets. There is also the Y2K (Year
2000) problem, which could limit the supply of commercial paper towards the end of the year. We remain confident, however, that regardless of the challenges that arise during 1999, our credit expertise will enable the Fund to offer shareholders competitive returns.

* The return reflects changes in the net asset value per share without the deduction of any insurance product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

     MONEY MARKET FUND
     Average Annual Total Return for the periods ended December 31, 1998
     --------------------------------------------------------------------

                          ---------------------------
     -------------------- AVERAGE ANNUAL TOTAL RETURN -------------------
                          ---------------------------
     Money Market          1 Year   5 Year   10 Year
                          ---------------------------
     --------------------  5.16%    4.95%     5.41%   -------------------
                          ---------------------------

                          ---------------------------
     -------------------- AVERAGE ANNUAL TOTAL RETURN -------------------
                          ---------------------------
     Lipper Taxable Money
     Market Fund Average   1 Year   5 Year   10 Year
                          ---------------------------
     --------------------  4.86%    4.78%     5.22%   -------------------
                          ---------------------------

     Past performance is not predictive of future performance
     --------------------------------------------------------------------

     The Lipper Money Market Average is an Index comprised of all the Funds within the money market investment objective.

MML SERIES INVESTMENT FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                                                      MML                MML
                                                                    MML              MONEY             MANAGED            MML
                                                                   EQUITY            MARKET              BOND            BLEND
                                                                    FUND              FUND               FUND            FUND
                                                              ----------------  ----------------  ----------------  ---------------
ASSETS
Investments at value (See Schedule of Investments)
  (Notes 2A, 2B and 5)
  Equities (Identified cost: $1,762,028,515;
     $946,470,658;  respectively)                              $ 2,956,278,484  $              -  $              -  $ 1,771,923,501
  Bonds (Identified cost: $227,587,529;
     $652,206,715 respectively)                                              -                 -       236,700,368      676,854,320
  Short Term Investments (Identified cost: $129,170,943;
     $ 179,325,017; $ 20,544,715; $ 541,867,659 respectively)      129,096,673       179,325,017        20,545,620      541,828,333
                                                              ----------------  ----------------  ----------------  ---------------
     TOTAL INVESTMENTS                                           3,085,375,157       179,325,017       257,245,988    2,990,606,154
                                                              ----------------  ----------------  ----------------  ---------------

Cash                                                                       116             9,662             1,857            1,552
Receivable for investment securities sold                           16,799,768         3,395,000         3,470,860       12,061,517
Interest and dividends receivable                                    4,282,404                 -         2,731,084       11,493,688
Subscriptions receivable                                               323,427           710,599             3,300        1,182,234
Prepaid trustees' fees                                                     395               725               725            1,054
                                                              ----------------  ----------------  ----------------  ---------------
     TOTAL ASSETS                                                3,106,781,267       183,441,003       263,453,814    3,015,346,199
                                                              ----------------  ----------------  ----------------  ---------------

LIABILITIES
Payable for investment securities purchased                         16,898,542         4,077,493         4,164,455       21,472,744
Redemptions payable                                                    289,050            31,807           307,781          274,118
Dividends payable (Note 2C)                                        148,797,870           707,472         4,602,166      176,323,440
Investment management fee payable  (Note 4)                          2,570,570           181,237           267,852        2,583,055
Accrued liabilities                                                    117,771             9,237             2,880            3,932
                                                              ----------------  ----------------  ----------------  ---------------
     TOTAL LIABILITIES                                             168,673,803         5,007,246         9,345,134      200,657,289
                                                              ----------------  ----------------  ----------------  ---------------

NET ASSETS                                                    $  2,938,107,464  $    178,433,757  $    254,108,680  $ 2,814,688,910
                                                              ================  ================  ================  ===============

NET ASSETS CONSIST OF:
Series shares, (par value $.01 per share) (Note 6)            $        749,560  $      1,784,338  $        201,732  $     1,122,143
Additional paid-in capital                                       1,742,862,631       176,647,329       244,673,174    1,963,229,471
Undistributed net investment income (Note 2C)                            7,107            14,087           120,030           82,185
Undistributed net realized gain(loss) on
   investments and forward commitments (Notes 2D and 3)                312,467           (11,997)                -          193,989
Net unrealized appreciation on investments
 (Note 2A)                                                       1,194,175,699                 -         9,113,744      850,061,122
                                                               ---------------  ----------------  ----------------  ---------------
NET ASSETS                                                     $ 2,938,107,464  $    178,433,757  $    254,108,680  $ 2,814,688,910
                                                               ===============  ================  ================  ===============

Outstanding series shares                                           74,956,036       178,433,757        20,173,153      112,214,264
                                                               ===============  ================  ================  ===============

Net asset value per share                                      $         39.20  $           1.00  $          12.60  $         25.08
                                                               ===============  ================  ================  ===============

                       See Notes to Financial Statements

MML SERIES INVESTMENT FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                 MML               MML
                                                              MML               MONEY            MANAGED             MML
                                                             EQUITY            MARKET             BOND              BLEND
                                                              FUND              FUND              FUND               FUND
                                                        ----------------   ---------------   ---------------   ----------------
Investment income (Note 2B)
Dividends                                               $     57,978,788   $             -   $             -   $     35,442,402
Interest                                                       6,576,537         8,412,554        14,982,005         70,820,208
                                                        ----------------   ---------------   ---------------   ----------------
     TOTAL INCOME                                             64,555,325         8,412,554        14,982,005        106,262,610
                                                        ----------------   ---------------   ---------------   ----------------

EXPENSES
Investment management fee (Note 4)                            10,216,960           693,453         1,034,821         10,258,337
Trustees' fees                                                    29,832            27,236            27,398             26,935
Audit fees                                                        32,605            22,316            28,707             37,193
Other expenses                                                       648                 -             1,824              2,616
                                                        ----------------   ---------------   ---------------   ----------------
     TOTAL EXPENSES                                           10,280,045           743,005         1,092,750         10,325,081
                                                        ----------------   ---------------   ---------------   ----------------
Net investment income (Note 2C)                               54,275,280         7,669,549        13,889,255         95,937,529
                                                        ----------------   ---------------   ---------------   ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FORWARD COMMITMENTS
Net realized gain (loss) on:
  Investments (Notes 2A, 2B , 2C and 5)                       94,862,149               (96)        1,139,377        152,811,311
  Forward commitments (Notes 2D and 5)                                 -                 -            17,790                  -
                                                        ----------------   ---------------   ---------------   ----------------
    NET REALIZED GAIN (LOSS)                                  94,862,149               (96)        1,157,167        152,811,311
                                                        ----------------   ---------------   ---------------   ----------------

Change in net unrealized appreciation on:
  Investments (Note 2A)                                      271,601,536                 -         2,666,019        109,417,834
                                                        ----------------   ---------------   ---------------   ----------------

     TOTAL CHANGE IN NET UNREALIZED APPRECIATION             271,601,536                 -         2,666,019        109,417,834
                                                        ----------------   ---------------   ---------------   ----------------
Net gain (loss)                                              366,463,685               (96)        3,823,186        262,229,145
                                                        ----------------   ---------------   ---------------   ----------------
Net increase in net assets resulting
     from operations                                       $ 420,738,965       $ 7,669,453       $17,712,441      $ 358,166,674
                                                        ================   ===============   ===============   ================

                      See Notes to Financial Statements.

MML SERIES INVESTMENT FUND

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998 AND 1997


                                                                  1998
                              ----------------------------------------------------------------------------
                                                       MML                 MML
                                    MML               Money              Managed              MML
                                   Equity             Market              Bond               Blend
                                    Fund               Fund               Fund               Fund
                              ---------------     -------------     --------------     ---------------

From Operations:
  Net investment income       $    54,275,280     $   7,669,549     $   13,889,255     $    95,937,529
  Net realized gain (loss)
    on investments and
    forward commitments            94,862,149               (96)         1,157,167         152,811,311
  Net change in unrealized
    appreciation on
    investments                   271,601,536                 -          2,666,019         109,417,834
                              ---------------     -------------     --------------     ---------------
NET INCREASE IN NET ASSETS
     resulting from operations    420,738,965         7,669,453         17,712,441         358,166,674
Distributions to shareholders
    FROM: (NOTE 2C)
      Net investment income       (54,285,000)       (7,669,453)       (13,769,225)        (95,855,344)
      Net realized gains          (94,537,870)                -         (1,157,166)       (152,423,440)
                              ---------------     -------------     --------------     ---------------
DECREASE IN NET ASSETS FROM
  DISTRIBUTIONS TO
  SHAREHOLDERS                   (148,822,870)       (7,669,453)       (14,926,391)       (248,278,784)
NET INCREASE (DECREASE) IN
       CAPITAL SHARE
       TRANSACTIONS (NOTE 6)      302,750,092        37,268,372         46,006,732         232,973,529
                              ---------------     -------------     --------------     ---------------
     TOTAL INCREASE (DECREASE)    574,666,187        37,268,372         48,792,782         342,861,419

NET ASSETS, AT BEGINNING
  OF YEAR                       2,363,441,277       141,165,385        205,315,898       2,471,827,491
                              ===============     =============     ==============     ===============
NET ASSETS, at end
  OF YEAR                     $ 2,938,107,464     $ 178,433,757     $  254,108,680     $ 2,814,688,910
                              ===============     =============     ==============     ===============

Undistributed net investment
  income (loss) included in
  net assets at end of year   $         7,107     $      14,087     $      120,030     $        82,185
                              ===============     =============     ==============     ===============

                                                                 1997
                                --------------------------------------------------------------------
                                                         MML              MML
                                     MML                Money           Managed            MML
                                    Equity             Market             Bond            Blend
                                     Fund               Fund              Fund             Fund
                               ---------------    ---------------   -------------     -------------
From Operations:
  Net investment income        $    47,302,304    $     7,354,327   $  12,589,365     $  85,269,939
  Net realized gain (loss)
    on investments and
    forward commitments            143,291,447             (4,291)      1,090,224       162,884,955
  Net change in unrealized
    appreciation on
    investments                    347,666,835                  -       4,682,106       209,070,059
                               ---------------    ---------------   -------------     -------------
NET INCREASE IN NET ASSETS
     resulting from operations     538,260,586          7,350,036      18,361,695       457,224,953
Distributions to shareholders
    FROM: (NOTE 2C)
      Net investment income        (47,301,234)        (7,350,036)    (12,621,479)      (85,322,771)
      Net realized gains          (143,291,448)                 -               -      (162,679,164)
                               ---------------    ---------------   -------------     -------------
DECREASE IN NET ASSETS FROM
  DISTRIBUTIONS TO
  SHAREHOLDERS                    (190,592,682)        (7,350,036)    (12,621,479)     (248,001,935)
NET INCREASE (DECREASE) IN
       CAPITAL SHARE
       TRANSACTIONS (NOTE 6)       313,775,004         (4,065,657)     18,003,397       168,614,233
                               ---------------    ---------------   -------------     -------------
     TOTAL INCREASE (DECREASE)     661,442,908         (4,065,657)     23,743,613       377,837,251

NET ASSETS, AT BEGINNING
  OF YEAR                        1,701,998,369        145,231,042     181,572,285     2,093,990,240
                               ===============    ===============   =============     =============
NET ASSETS, at end
  OF YEAR                      $ 2,363,441,277    $   141,165,385     205,315,898     2,471,827,491
                               ===============    ===============   =============     =============

Undistributed net investment
  income (loss) included in net
  assets at end of year        $        16,996    $        13,560   $     (96,215)    $     (53,700)
                               ===============    ===============   =============     =============


                      See Notes to Financial Statements.

MML SERIES INVESTMENT FUND

FINANCIAL HIGHLIGHTS

Selected per share data for each series share outstanding throughout each year ended December 31:

                                MML EQUITY FUND

                                      1998      1997      1996     1995      1994      1993     1992      1991      1990     1989
                                      ----      ----      ----     ----      ----      ----     ----      ----      ----     ----
Net asset value:
  Beginning of year                $  35.443 $  29.786 $  25.924  $ 20.520 $ 20.510  $ 19.862 $ 18.735  $ 15.659  $ 16.764 $ 14.929
                                    --------  --------  --------  -------- --------  -------- --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                  0.724     0.709     0.703     0.634    0.594     0.524    0.543     0.563     0.636    0.694
Net realized and unrealized
  gain (loss) on investments           5.016     7.806     4.547     5.754    0.248     1.365    1.420     3.440    (0.722)   2.746
                                    --------  --------  --------  -------- --------  -------- --------  --------  --------  -------
Total from investment operations       5.740     8.515     5.250     6.388    0.842     1.889    1.963     4.003    (0.086)   3.440
                                    --------  --------  --------  -------- --------  -------- --------  --------  --------  -------
LESS DISTRIBUTIONS:
Dividends from net investment income  (0.724)   (0.709)   (0.703)   (0.634)  (0.594)   (0.524)  (0.543)   (0.562)   (0.665)  (0.711)
Distribution from net realized gains  (1.261)   (2.149)   (0.685)   (0.350)  (0.238)   (0.717)  (0.288)   (0.365)   (0.354)  (0.894)
Distribution in excess of net
  realized gains                           -         -         -         -        -         -   (0.005)        -         -        -
                                    --------  --------  --------  -------- --------  -------- --------  --------  --------  -------
Total distributions                   (1.985)   (2.858)   (1.388)   (0.984)  (0.832)   (1.241)  (0.836)   (0.927)   (1.019)  (1.605)
                                    --------  --------  --------  -------- --------  -------- --------  --------  --------  -------
Net asset value:
  End of year                      $  39.198 $  35.443 $  29.786 $  25.924 $ 20.520  $ 20.510 $ 19.862  $ 18.735  $ 15.659 $ 16.764
                                     =======  ========  ========  ======== ========  ======== ========  ========  ========  =======
Total return                           16.20%    28.59%    20.25%    31.13%    4.10%     9.52%   10.48%    25.56%    (0.51%)  23.04%
Net assets (in millions):
  End of year                      $2,938.11 $2,363.44 $1,701.99 $1,248.90 $ 820.78  $ 663.09 $ 490.62  $ 355.04  $ 235.45 $ 226.41
Ratio of expenses to average
  net assets                             0.37%    0.35%     0.38%    0.41%     0.43%     0.44%    0.46%     0.48%     0.49%    0.50%
Ratio of net investment income
  to average net assets                  1.95%    2.03%     2.65%    2.89%     3.04%     3.23%    3.09%     3.43%     4.09%    4.30%
Portfolio turnover rate                 14.03%   15.30%    11.42%   11.72%     9.99%    11.28%    9.07%     9.37%    13.50%   15.71%

                      See Notes to Financial Statements.

MML SERIES INVESTMENT FUND

                             MML MONEY MARKET FUND

                                      1998      1997      1996     1995      1994      1993     1992      1991      1990     1989
                                      ----      ----      ----     ----      ----      ----     ----      ----      ----     ----
Net asset value:
  Beginning of year                  $ 1.000   $ 1.000   $ 1.000  $ 1.000   $ 1.000   $ 1.000  $ 1.000   $ 1.000   $ 1.000  $ 1.000
                                     --------  --------  -------- --------  --------  -------- --------  --------  -------- --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                  0.500     0.051     0.049    0.054     0.038     0.027    0.034     0.059     0.078    0.088
                                     --------  --------  -------- --------  --------  -------- --------  --------  -------- --------
Total from investment operations       0.500     0.051     0.049    0.054     0.038     0.027    0.034     0.059     0.078    0.088
                                     --------  --------  -------- --------  --------  -------- --------  --------  -------- --------
LESS DISTRIBUTIONS:
Dividends from net investment income  (0.500)   (0.051)   (0.049)  (0.054)   (0.038)   (0.027)  (0.034)   (0.059)   (0.078)  (0.088)
                                     --------  --------  -------- --------  --------  -------- --------  --------  -------- --------
Total distributions                   (0.500)   (0.051)   (0.049)  (0.054)   (0.038)   (0.027)  (0.034)   (0.059)   (0.078)  (0.088)
                                     --------  --------  -------- --------  --------  -------- --------  --------  -------- --------
Net asset value:
  End of year                        $ 1.000   $ 1.000   $ 1.000  $ 1.000   $ 1.000   $ 1.000  $ 1.000   $ 1.000   $ 1.000  $ 1.000
                                     ========  ========  ======== ========  ========  ======== ========  ========  ======== ========
Total return                            5.16%     5.18%     5.01%    5.58%     3.84%     2.75%    3.48%     6.01%     8.12%    9.16%
Net assets (in millions):
  End of year                        $178.43   $141.17   $145.23  $108.92   $ 91.79   $ 73.66  $ 84.56   $ 94.41   $114.59  $ 70.16
Ratio of expenses to average
  net assets                            0.49%     0.52%     0.52%    0.54%     0.55%     0.54%    0.53%     0.52%     0.54%    0.54%
Ratio of net investment income
  to average net assets                 5.05%     5.07%     4.92%    5.43%     3.81%     2.71%    3.42%     5.91%     7.80%    8.79%

                      See Notes to Financial Statements.

MML SERIES INVESTMENT FUND

                             MML MANAGED BOND FUND

                                      1998      1997      1996     1995      1994      1993     1992      1991      1990     1989
                                      ----      ----      ----     ----      ----      ----     ----      ----      ----     ----
Net asset value:
  Beginning of year                 $ 12.410  $ 12.048  $ 12.448 $ 11.141  $ 12.405  $ 12.041 $ 12.219  $ 11.318  $ 11.354 $ 10.919
                                    --------- --------- --------- -------- --------- --------- -------- --------- --------- --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                  0.756     0.801     0.776    0.782     0.792     0.785    0.870     0.903     0.943    0.918
Net realized and unrealized
  gain (loss) on investments
  and forward commitments              0.236     0.356    (0.401)   1.307    (1.264)    0.618    0.001     0.916    (0.036)   0.454
                                    --------- --------- --------- -------- --------- --------- -------- --------- --------- --------
Total from investment operations       0.992     1.157     0.375    2.089    (0.472)    1.403    0.871     1.819     0.907    1.372
                                    --------- --------- --------- -------- --------- --------- -------- --------- --------- --------
LESS DISTRIBUTIONS:
Dividends from net investment income  (0.749)   (0.795)   (0.775)  (0.782)   (0.792)   (0.784)  (0.869)   (0.902)   (0.943)  (0.918)
Distribution from net realized gains  (0.057)       --        --       --        --    (0.255)  (0.158)   (0.016)       --   (0.019)
Distribution in excess of net
  realized gains                          --        --        --       --        --        --   (0.022)       --        --       --
                                    --------- --------- --------- -------- --------- --------- -------- --------- --------- --------
Total distributions                   (0.806)   (0.795)   (0.775)  (0.782)   (0.792)   (1.039)  (1.049)   (0.918)   (0.943)  (0.937)
                                    --------- --------- --------- -------- --------- --------- -------- --------- --------- --------
Net asset value:
  End of year                       $ 12.596  $ 12.410  $ 12.048 $ 12.448  $ 11.141  $ 12.405 $ 12.041  $ 12.219  $ 11.318 $ 11.354
                                    ========= ========= ========= ======== ========= ========= ======== ========= ========= ========
Total return                            8.14%     9.91%     3.25%   19.14%    (3.76%)   11.81%    7.31%    16.66%     8.38%   12.83%
Net assets (in millions):
  End of year                       $ 254.11  $ 205.32  $ 181.57 $ 158.70  $ 121.21  $ 129.11 $  88.15  $  66.98  $  43.07 $  40.03
Ratio of expenses to average
  net assets                            0.48%     0.47%     0.51%    0.52%     0.52%     0.54%    0.56%     0.57%     0.57%    0.59%
Ratio of net investment income
  to average net assets                 6.07%     6.06%     6.54%    6.63%     6.69%     6.37%    7.28%     7.96%     8.40%    8.35%
Portfolio turnover rate                41.18%    41.99%    46.12%   70.00%    32.77%    58.81%   39.51%    61.85%    69.93%   64.77%

                      See Notes to Financial Statements.

MML SERIES INVESTMENT FUND

                                MML BLEND FUND

                                      1998      1997      1996     1995      1994      1993     1992      1991      1990     1989
                                      ----      ----      ----     ----      ----      ----     ----      ----      ----     ----
Net asset value:
  Beginning of year                 $ 24.080  $ 21.973  $ 20.519  $ 17.672 $ 18.305  $ 17.846  $ 17.307 $ 14.839  $ 15.428  $ 13.876
                                     -------- --------- --------- -------- --------- --------- -------- --------- --------- --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                  0.417     0.843     0.824    0.811     0.707     0.655    0.707     0.736     0.792    0.823
Net realized and unrealized
  gain (loss) on investments
  and forward commitments              2.360     3.692     1.990    3.246    (0.271)    1.057    0.880     2.771    (0.445)   1.921
                                     -------- --------- --------- -------- --------- --------- -------- --------- --------- --------
Total from investment operations       2.777     4.535     2.814    4.057     0.436     1.712    1.587     3.507     0.347    2.744
                                     -------- --------- --------- -------- --------- --------- -------- --------- --------- --------
LESS DISTRIBUTIONS:
Dividends from net investment income  (0.416)   (0.843)   (0.824)  (0.811)   (0.707)   (0.655)  (0.707)   (0.736)   (0.811)  (0.835)
Distribution from net realized gains  (1.358)   (1.585)   (0.536)  (0.399)   (0.359)   (0.598)  (0.326)   (0.303)   (0.125)  (0.357)
Distribution in excess of net
  realized gains                          --        --        --       --    (0.003)       --   (0.015)       --        --       --
                                     -------- --------- --------- -------- --------- --------- -------- --------- --------- --------
Total distributions                   (1.774)   (2.428)   (1.360)  (1.210)   (1.069)   (1.253)  (1.048)   (1.039)   (0.936)  (1.192)
                                     -------- --------- --------- -------- --------- --------- -------- --------- --------- --------
Net asset value:
  End of year                       $ 25.083  $ 24.080  $ 21.973 $ 20.519  $ 17.672  $ 18.305 $ 17.846  $ 17.307  $ 14.839 $ 15.428
                                     ======== ========= ========= ======== ========= ========= ======== ========= ========= ========
Total return                           13.56%    20.89%    13.95%   23.28%     2.48%     9.70%    9.36%    24.00%     2.37%   19.96%
Net assets (in millions):
  End of year                      $2,814.69 $2,471.83 $2,093.99$1,823.14 $1,444.26 $1,296.54$1,013.28   $797.04   $574.15  $524.29
Ratio of expenses to average
  net assets                            0.37%     0.38%     0.38%    0.38%     0.39%     0.40%    0.41%     0.42%     0.44%    0.45%
Ratio of net investment income
  to average net assets                 3.43%     3.56%     3.87%    4.19%     3.93%     3.60%    4.07%     4.54%     5.37%    5.57%
Portfolio turnover rate                28.64%    21.20%    19.10%   30.78%    26.59%    20.20%   25.43%    26.92%    24.55%   22.39%

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related Insurance products. Inclusion of these changes would reduce the total return figures for all periods shown.

                      See Notes to Financial Statements,

MML EQUITY FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

                                               NUMBER           MARKET
                                                 OF              VALUE
                                               SHARES          (NOTE 2A)
                                             -----------       ------------
EQUITIES - 100.62%

AEROSPACE & DEFENSE - 3.27%
    Raytheon Co. (Class A)                       345,000       $ 17,832,188
    Raytheon Co. (Class B)                       560,000         29,820,000
    TRW, Inc.                                    861,100         48,383,056
                                             -----------       ------------
                                               1,766,100         96,035,244
                                             -----------       ------------

AGRIBUSINESS - 0.98%
    Archer-Daniels-Midland Co.                 1,668,182         28,671,878
                                             -----------       ------------

APPAREL, TEXTILES, SHOES - 1.24%
    V F Corp.                                    780,000         36,562,500
                                             -----------       ------------

AUTOMOTIVE & PARTS - 3.49%
    Ford Motor Co.                               500,000         29,343,750
    Genuine Parts Co.                          1,100,250         36,789,610
    Goodyear Tire & Rubber Co.                   720,000         36,315,000
                                             -----------       ------------
                                               2,320,250        102,448,360
                                             -----------       ------------

BANKING, SAVINGS & LOANS - 6.91%
    The Bank of New York Co., Inc.             1,320,000         53,130,000
    Comerica, Inc.                               485,250         33,087,984
    First Union Corp.                            493,776         30,027,753
    Pacific Century Financial Corp.              977,900         23,836,312
    Wachovia Corp.                               363,200         31,757,300
    Wells Fargo Co.                              782,000         31,231,125
                                             -----------       ------------
                                               4,422,126        203,070,474
                                             -----------       ------------

BEVERAGES - 1.19%
    Brown-Forman Corp. (Class B)                 463,000         35,043,313
                                             -----------       ------------

CHEMICALS - 3.63%
    Air Products and Chemicals                   600,000         24,000,000
    Bemis Corp.                                  625,300         23,722,319
    Engelhard Corp.                            1,325,000         25,837,500
    Rohm & Haas                                1,095,000         32,986,875
                                             -----------       ------------
                                               3,645,300        106,546,694
                                             -----------       ------------

COMMUNICATIONS - 2.09%
    GTE Corp.                                    946,800         61,542,000
                                             -----------       ------------

COMPUTERS & OFFICE EQUIPMENT - 10.18%
    Electronic Data Systems                      800,400         40,220,100
    Hewlett-Packard Co.                          940,000         64,213,750
    International Business Machines Corp.        440,000         81,290,000
    Pitney Bowes, Inc.                           904,000         59,720,500
    Xerox Corp.                                  455,000         53,690,000
                                             -----------       ------------
                                               3,539,400        299,134,350
                                             -----------       ------------

CONTAINERS - 1.62%
    Crown Cork & Seal                            906,800         27,940,775
    Temple-Inland, Inc.                          330,000         19,573,125
                                             -----------       ------------
                                               1,236,800         47,513,900
                                             -----------       ------------

COSMETICS & PERSONAL CARE - 1.99%
    Kimberly-Clark Corp.                       1,075,000         58,587,500
                                             -----------       ------------

ELECTRIC UTILITIES - 2.43%
    Dominion Resources, Inc.                     840,000         39,270,000
    SCANA Corp.                                  382,600         12,338,850
    Teco Energy, Inc.                            704,700         19,863,731
                                             -----------       ------------
                                               1,927,300         71,472,581
                                             -----------       ------------

ELECTRICAL EQUIPMENT & ELECTRONICS - 6.02%
    AMP, Inc.                                    872,061         45,401,676
    General Electric Co.                         762,000         77,771,625
    Honeywell, Inc.                              332,600         25,048,938
    Hubbell, Inc. (Class B)                      757,144         28,771,472
                                             -----------       ------------
                                               2,723,805        176,993,711
                                             -----------       ------------
ENERGY - 8.06%
    BP Amoco plc *                               701,370         62,860,304
    Burlington Resources, Inc                    522,500         18,712,031
    Conoco, Inc *                                618,900         12,919,537
    Eni, SPA - ADR                               464,300         31,456,325
    Kerr-McGee Corp.                             326,000         12,469,500
    Mobil Corp.                                  550,000         47,918,750
    Unocal Corp.                                 931,000         27,173,563
    Usec, Inc.                                 1,670,000         23,171,250
                                             -----------       ------------
                                               5,784,070        236,681,260
                                             -----------       ------------

MML EQUITY FUND

DECEMBER 31, 1998

                                           NUMBER             MARKET
                                             OF                VALUE
                                           SHARES            (NOTE 2A)
                                        ------------       -------------
EQUITIES (Continued)

FINANCIAL SERVICES - 2.44%                   324,800       $  33,210,800
    American Express Co.                     492,900          38,446,200
    American General Corp.              ------------       -------------
                                             817,700          71,657,000
                                        ------------       -------------

FOODS - 3.86%
    Bestfoods                                493,000          26,252,250
    ConAgra, Inc.                          1,781,000          56,101,500
    General Mills, Inc.                      400,000          31,100,000
                                        ------------       -------------
                                           2,674,000         113,453,750
                                        ------------       -------------

FOREST PRODUCTS & PAPER - 1.55%              773,055          20,727,537
    Westvaco Corp.                           490,600          24,928,612
    Weyerhaeuser Co.                    ------------       -------------
                                           1,263,655          45,656,149
                                        ------------       -------------

HEALTHCARE - 9.57%
    Becton, Dickinson and Co.              1,388,600          59,275,863
    Bristol-Myers Squibb Co.                 760,000         101,697,500
    Pharmacia & Upjohn, Inc.                 870,000          49,263,750
    Schering-Plough Corp.                  1,286,000          71,051,500
                                        ------------       -------------
                                           4,304,600         281,288,613
                                        ------------       -------------

INDUSTRIAL DISTRIBUTION - 0.87%
    W.W. Grainger, Inc.                      612,000          25,474,500
                                        ------------       -------------

INDUSTRIAL TRANSPORTATION - 2.40%
    Burlington Northern Sante Fe           1,038,600          35,052,750
    Norfolk Southern Corp.                 1,120,100          35,493,169
                                        ------------       -------------
                                           2,158,700          70,545,919
                                        ------------       -------------

INSURANCE - 5.46%
    Cigna Corp.                              203,400          15,725,362
    Jefferson-Pilot Corp.                    355,500          26,662,500
    Marsh & McLennan Co's., Inc.             841,500          49,175,156
    MBIA, Inc.                               536,000          35,141,500
    SAFECO Corp.                             782,500          33,598,594
                                        ------------       -------------
                                           2,718,900         160,303,112
                                        ------------       -------------

MACHINERY & COMPONENTS - 1.50%
    Dover Corp.                              650,000          23,806,250
    Parker-Hannifin Corp.                    618,075          20,241,956
                                        ------------       -------------
                                           1,268,075          44,048,206
                                        ------------       -------------

METALS & MINING - 0.57%
    USX-Marathon Group                       555,200          16,725,400
                                        ------------       -------------
MISCELLANEOUS - 1.80%
    Armstrong World Industries               440,000           26,537,500
    Minnesota Mining  &
      Manufacturing Co.                      369,500           26,280,688
                                        ------------       --------------
                                             809,500           52,818,188
                                        ------------       --------------

PHARMACUTICALS - 1.44%
    American Home Products Corp.             750,000           42,234,375
                                        ------------       --------------

PUBLISHING & PRINTING - 2.63%
    Donnelley R R & Sons                     600,000           26,287,500
    McGraw-Hill Companies, Inc.              500,000           50,937,500
                                        ------------       --------------
                                           1,100,000           77,225,000
                                        ------------       --------------

RETAIL - 2.86%
    The May Department Stores Co.            543,000           32,783,625
    Newell Co.                               499,400           20,600,250
    Sears Roebuck and Co.                    719,300           30,570,250
                                        ------------       --------------
                                           1,761,700           83,954,125
                                        ------------       --------------

RETAIL - GROCERY - 4.51%
    Albertson's, Inc.                      1,273,500           81,106,031
    American Stores Co.                    1,388,200           51,276,638
                                        ------------       --------------
                                           2,661,700          132,382,669
                                        ------------       --------------

TELEPHONE UTILITIES - 3.90%
    Ameritech Corp.                          914,000           57,924,750
    Frontier Corp.                         1,096,200           37,270,800
    Pinnacle West Capital                    459,800           19,484,025
                                        ------------       --------------
                                           2,470,000          114,679,575
                                        ------------       --------------

TOBACCO - 2.16%
    Fortune Brands, Inc                      795,200           25,148,200
    UST, Inc.                              1,100,500           38,379,938
                                        ------------       --------------
                                           1,895,700           63,528,138
                                        ------------       --------------

TOTAL EQUITIES                                              2,956,278,484
  (COST $1,762,028,515)                                    --------------

MML EQUITY FUND

DECEMBER 31, 1998

                                                NUMBER             MARKET
                                                  OF                VALUE
                                                SHARES            (NOTE 2A)
                                             ------------       -------------

SHORT-TERM INVESTMENTS - 4.39%

COMMERCIAL PAPER - 3.86%
    Caterpillar Financial Services Corp.
      5.12%   1/28/99                        $  3,108,000       $   3,096,065
    Caterpillar Financial Services Corp.
      5.13%   2/26/99                           5,000,000           4,955,345
    Caterpillar Financial Services Corp.
      5.20%   2/3/99                            3,350,000           3,331,420
    Walt Disney Co.
      4.89%   4/14/99                           4,000,000           3,939,911
    Walt Disney Co.
      4.88%   5/26/99                           5,000,000           4,894,555
    E I DuPont De Nemours & Co.
      4.87%   5/26/99                           7,900,000           7,733,398
    E I DuPont De Nemours & Co.
      4.87%   5/5/99                            3,900,000           3,829,583
    Emerson Electric
      5.08%   2/12/99                           6,000,000           5,959,810
    Fortune Brands
      5.66%   1/12/99                          10,000,000           9,982,709
    General Electric Capital Corp.
      4.95%   5/14/99                           4,200,000           4,118,707
    Heinz HJ Co.
      5.24%   1/19/99                          10,000,000           9,973,790
    Kellogg Co.
      5.26%   1/8/99                           11,000,000          10,988,745
    Lucent Technologies, Inc.
      5.27%   1/29/99                          11,000,000          10,954,978
    Pepsico, Inc.
      5.12%   1/0/00                            3,001,000           2,993,321
    Proctor & Gamble Co.
      5.07%   2/11/99                          11,000,000          10,923,291
    Shell Oil Co.
      4.85%   1/4/99                           15,624,000          15,617,490
                                             ------------       -------------
    TOTAL COMMERCIAL PAPER
      (COST $113,356,940)                     114,083,000         113,293,118
                                             ------------       -------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.53%
    Federal National Mortgage Association
    5.01%     3/26/99                          16,000,000          15,803,555
                                             ------------       -------------
    TOTAL U.S. GOVERNMENT AGENCY
      OBLIGATIONS (COST $15,814,003)           16,000,000          15,803,555
                                             ------------      --------------

TOTAL SHORT-TERM INVESTMENTS
  (COST $129,170,943) (A)                     130,083,000         129,096,673
                                             ============      ==============

TOTAL INVESTMENTS -
  (COST $1,891,199,458) (A)       105.01%                       3,085,375,157
                                  ======                       ==============


(a) Federal Income Tax Information:  At
    December 31, 1998 the net unrealized
    appreciation on investments based on
    cost of $1,891,199,458 for federal
    income tax is as follows:

    Aggregate gross unrealized appreciation
    for all investments in which there is
    an excess of market value over tax cost                     1,237,420,296

    Aggregate gross unrealized depreciation
    for all investments in which there is
    an excess of tax cost over market value                       (43,244,597)
                                                               --------------
    NET UNREALIZED APPRECIATION                                 1,194,175,699
                                                               ==============

  * Non-income producing security.

                      See Notes to Financial Statements.

MML MONEY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998
                                                                MARKET
                                                PRINCIPAL        VALUE
                                                 AMOUNT        (NOTE 2A)
                                                ---------      ---------

SHORT-TERM INVESTMENTS -  100.50%

Commercial Paper - 87.42%
    Aristar, Inc.
      5.63%  2/4/99                           $ 3,280,000    $ 3,262,652
    Avco Financial Services, Inc.
      5.09%  3/23/99                            6,840,000      6,762,092
    BellSouth Telecommunications, Inc.
      5.00%  2/11/99                            6,660,000      6,622,378
    Campbell Soup Co.
      5.51%  1/8/99                             1,200,000      1,198,733
    Campbell Soup Co.
      5.00%  3/3/99                             4,500,000      4,462,256
    Cargill, Inc.
      5.27%  2/12/99                            6,420,000      6,380,977
    Carolina Power & Light Co.
      4.76%  4/19/99                            4,765,000      4,697,814
    Caterpillar Financial Services Corp.
      5.33%  1/4/99                             2,675,000      2,673,823
    Caterpillar Financial Services Corp.
      5.55%  2/1/99                             1,135,000      1,129,654
    Caterpillar Financial Services Corp.
      4.78%  4/20/99                            2,370,000      2,336,130
    Central Illinois Light Co.
      5.57%  1/28/99                              450,000        448,127
    Central Illinois Light Co.
      5.30%  2/25/99                            2,300,000      2,281,482
    Clorox Co.
      5.11%  2/19/99                            1,650,000      1,638,591
    Coca Cola Co.
      5.04%  1/15/99                            1,420,000      1,417,239
    Coca Cola Co.
      4.93%  1/22/99                            1,680,000      1,675,198
    Consolidated Natural Gas Co.
      5.14%  2/2/99                               440,000        437,998
    Countrywide Home Loans, Inc.
      5.23%  1/19/99                            2,365,000      2,358,851
    Countrywide Home Loans, Inc.
      5.36%  2/5/99                             4,640,000      4,616,001
    Dayton Power & Light Co.
      5.23%  1/19/99                            2,130,000      2,124,462
    Dayton Power & Light Co.
      5.06%  3/8/99                             4,600,000      4,557,580
    Walt Disney Co.
      5.02%  2/18/99                            2,100,000      2,086,084
    Walt Disney Co.
      5.11%  2/22/99                            3,200,000      3,176,565
    Finova Capital Corp.
      5.35%  3/26/99                            5,550,000      5,481,365
    Finova Capital Corp.
      5.33%  3/31/99                            1,180,000      1,164,685
    Florida Power Corp.
      5.27%  1/12/99                            4,300,000      4,293,102
    Ford Motor Credit Co.
      5.15%  2/19/99                            1,340,000      1,330,662
    Ford Motor Credit Co.
      4.88%  6/18/99                            3,575,000      3,494,586
    Fortune Brands, Inc.
      5.12%  1/21/99                            2,735,000      2,727,251
    GTE Funding, Inc.
      5.19%  2/1/99                             3,795,000      3,778,105
    General Electric Capital Corp.
      5.54%  2/18/99                              350,000        347,457
    General Electric Capital Corp.
      4.96%  5/20/99                              365,000        358,094
    General Electric Co.
      4.80%  3/24/99                            1,365,000      1,350,231
    General Electric Co.
      5.04%  3/31/99                              240,000        237,033
    General Electric Co.
      4.94%  6/25/99                            1,100,000      1,073,906
    General Mills, Inc.
      5.27%  1/5/99                             1,680,000      1,679,020
    General Motors Acceptance Corp.
      5.42%  1/15/99                            1,560,000      1,556,742
    General Motors Acceptance Corp.
      5.20%  1/27/99                            3,500,000      3,486,957
    Georgia Power Co.
      5.18%  2/22/99                            2,095,000      2,079,416
    Goldman Sachs & Co.
      5.23%  2/23/99                            2,865,000      2,843,151
    Goldman Sachs & Co.
      5.20%  2/24/99                            3,035,000      3,011,555
    Goldman Sachs & Co.
      5.16%  3/19/99                            1,300,000      1,285,819

MML BLEND FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

                                                              MARKET
                                         PRINCIPAL             VALUE
                                           AMOUNT            (NOTE 2A)
                                        --------------     ----------------

SHORT-TERM INVESTMENTS (Continued)

Commercial Paper (Continued)
    Heinz HJ Co.
    5.22%  1/14/99                         $ 3,970,000          $ 3,962,545
    Lucent Technologies, Inc.
    4.93%  1/11/99                           4,525,000            4,518,841
    Minnesota Mining & Manufacturing Co.
    5.09%  1/21/99                           2,600,000            2,592,706
    Monsanto Co.
    5.29%  3/5/99                            1,500,000            1,486,219
    Motorola, Inc.
    4.99%  4/1/99                            3,850,000            3,802,356
    Pepsico, Inc.
    5.05%  1/13/99                           5,575,000            5,565,653
    Portland General Electric Co.
    5.15%  1/15/99                           2,400,000            2,395,212
    Potomac Electric Power Co.
    5.46%  1/25/99                           6,075,000            6,052,928
    Shell Oil Co.
    4.85%  2/10/99                           4,100,000            4,078,042
    SmithKline Beecham Corp.
    5.27%  1/14/99                           3,370,000            3,363,611
    South Carolina Electric Co.
    5.44%  1/29/99                           6,700,000            6,671,756
    Wisconsin Gas Co.
    5.08%  3/18/99                           2,300,000            2,275,478
    Xerox Corp.
    5.08%  1/12/99                           1,300,000            1,297,994
                                        --------------     ----------------

    TOTAL COMMERCIAL PAPER
     (COST $155,987,165)                   157,015,000          155,987,165
                                        --------------     ----------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.08%
    Federal Farm Credit Banks
    4.76%  8/5/99                       $ 3,400,000         $ 3,304,339
    Federal Farm Credit Banks
    4.78%  12/20/99                         795,000             758,585
    Federal Home Loan Bank
    4.72%  6/23/99                        4,000,000           3,910,209
    Federal Home Loan Mortgage Corp.
    4.94%  4/9/99                         6,255,000           6,171,246
    Federal National Mortgage Assoc.
    5.26%  1/27/99                        5,500,000           5,478,973
    Federal National Mortgage Assoc.
    4.56%  6/30/99                        3,800,000           3,714,500
                                        --------------     ----------------

    TOTAL U.S. GOVERNMENT AGENCY
      OBLIGATIONS (COST $23,337,852)     23,750,000          23,337,852
                                        --------------     ----------------
    TOTAL SHORT-TERM INVESTMENTS
      (COST $179,325,017) (a)         $ 180,765,000         179,325,017
                                        ==============     ----------------

    TOTAL INVESTMENTS
      (COST $179,325,017) (a)   100.50%                   $ 179,325,017
                               =========                   ================


(a) Federal Income Tax Information: The aggregate cost for investments for the MML Money Market Fund as of December 31, 1998 is the same for financial reporting and federal income tax purposes.

    December 31, 1998 seven-day average yield for the portfolio: 4.79%

                      See Notes to Financial Statements.

MML MANAGED BOND FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

                                                                  MARKET
                                               PRINCIPAL           VALUE
                                                AMOUNT           (NOTE 2A)
                                              ------------     -------------
BONDS AND NOTES - 93.14%

ASSET BACKED SECURITIES - 6.55%
AUTO RECEIVABLES
    California Infrastructure PG&E-1,
      1997-1, Class A6
     6.320%       9/25/05                     $    250,000     $     257,083
    California Infrastructure SDG&E-1,
      1997-1, Class A5
     6.190%      9/25/05                           250,000           259,720
    California Infrastructure SCE-1,
      1997-1, Class A5
     6.280%       9/25/05                          300,000           312,726
    Capita Equipment Receivables Trust,
      1996-1, Class A4
     6.280%      6/15/00                         2,000,000         2,010,280
    Case Equipment Loan Trust, 1998,
      Class A4
     5.830%     2/15/05                          1,500,000         1,517,130
    Chase Manhattan Auto Owner Trust,
      1998-A, Class A4
     5.800%      12/16/02                        1,500,000         1,515,885
    Chase Manhattan RV Owner Trust,
      1997-A, Class A7
     6.140%      10/16/06                        2,000,000         2,008,580
    Jet Equipment Trust, 1995-A
     8.235%      11/1/12                         1,847,795         2,041,998
    Metlife Capital Equipment Loan Trust,
      1997-A, Class A
     6.850%       5/20/08                        1,000,000         1,044,675
    Premier Auto Trust, 1998-4, Class A3
     5.690%      6/8/02                          1,500,000         1,512,840
    Premier Auto Trust, 1998-5, Class A3
     5.070%      7/8/02                          1,000,000           996,080
    Railcar Trust No. 1992-1
     7.750%      6/1/04                          1,287,860         1,370,257
    Toyota Auto Lease Trust, 1998-B,
      Class A1
     5.350%      7/25/02                         1,500,000         1,500,000
    World Omni 1996-A Automobile Lease
      Securitization Trust, Class A1
     6.300%      6/25/02                           286,728           287,086
                                              ------------     -------------
TOTAL ASSET BACKED SECURITIES
  (COST $16,422,779)                            16,222,383        16,634,340
                                              ------------     -------------

CORPORATE DEBT - 48.80%
    AirTouch Communications, Inc.
     7.500%      7/15/06                         1,500,000         1,652,865
    Alcan Aluminum Ltd.
     6.250%      11/1/08                           800,000           808,696
    American General Finance Corp.
     5.750%      11/1/03                         1,000,000         1,002,700
    America West Airlines 1996-1, Class A
     6.850%      7/2/09                          1,699,231         1,761,032
    American Airlines, Inc.
     9.780%      11/26/11                        1,854,025         2,184,320
    AMR Corp.
     9.000%      8/1/12                          1,000,000         1,178,190
    Analog Devices, Inc.
     6.625%      3/1/00                          1,000,000         1,011,590
    Anheuser-Busch Companies, Inc.
     5.375%      9/15/08                         1,500,000         1,497,915
    Archer - Daniels Midland
     6.750%     12/15/27                           750,000           801,135
    Associates Corp. of North America
     7.875%      9/30/01                         2,000,000         2,122,200
    Associates Corp. of North America
     5.750%      11/1/03                           750,000           755,356
    Atlantic Richfield Co.
     7.770%      2/13/02                         3,000,000         3,188,700
    Barrick Gold Corp.
     7.500%      5/01/07                         2,000,000         2,146,660
    Bell Atlantic Financial Services, Inc.
     6.610%      2/4/00                          2,000,000         2,027,560
    BHP Finance (USA) Limited
     6.420%      3/1/26                          2,000,000         1,988,100
    Boston Scientific Corp.
     6.625%     3/15/05                          1,500,000         1,455,375
    Carlisle Companies, Inc.
     7.250%       1/15/07                        1,500,000         1,545,885
    Celulosa Arauco Constitution
     6.950%      9/15/05                         1,000,000           888,000
    Champion International Corp.
     6.400%      2/15/26                         1,500,000         1,540,605
    CIT Group Holdings
     5.625%      10/15/03                        1,000,000           999,590
    CITGO Petroleum Corp.
     7.875%      5/15/06                           750,000           735,533

MML MANAGED BOND FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

                                                                  MARKET
                                                PRINCIPAL          VALUE
                                                 AMOUNT          (NOTE 2A)
                                              ------------     -------------

BONDS AND NOTES (Continued)

CORPORATE DEBT (Continued)
    CSX Corp.
     7.050%      5/1/02                       $  1,000,000     $   1,037,690
    CSX Corp.
     7.250%      5/1/27                          2,000,000         2,132,640
    Columbia Gas System, Inc.
     6.610%      11/28/02                        2,000,000         2,064,800
    Comcast Cablevision-PH
     8.375%      5/1/07                          1,250,000         1,450,263
    Commercial Credit Co.
     7.750%      3/1/05                          3,000,000         3,318,600
    ConAgra, Inc.
     7.000%      10/1/28                         1,250,000         1,283,425
    Continental Airlines, Inc. Series 1996-B
     7.820%      10/15/13                        1,431,175         1,545,784
    Continental Airlines, Inc. Series 1996-2B
     8.560%      7/2/14                            948,919         1,109,049
    Corning Glass Works, Inc.
     8.875%      3/15/16                           500,000           588,825
    Dana Corp.
     6.500%      3/15/08                           750,000           770,805
    Dover Corp.
     6.250%     6/01/08                            750,000           785,235
    Dover Corp.
     6.650%     6/01/28                            750,000           775,448
    Dow Capital
     7.125%      1/15/03                         4,000,000         4,166,240
    Emerson Electric Co.
     5.500%      9/15/08                           700,000           707,987
    Equifax, Inc.
     6.500%      6/15/03                         1,250,000         1,287,062
    ERAC USA Finance Co. 144A
     6.750%      5/15/07                         2,000,000         2,018,860
    FBG Finance Ltd. 144A
     7.875%      6/01/16                         1,250,000         1,445,712
    First Brands Corp.
     7.250%      3/01/07                           500,000           533,160
    Fletcher Challenge Ltd.
     6.750%     3/24/05                            500,000           479,730
    Fletcher Challenge Ltd.
     7.750%     6/20/06                          1,500,000         1,512,825
    Foster Wheeler Corp.
     6.750%      11/15/05                        2,000,000         1,872,040
    General American Transportation Corp.
     6.750%      3/1/06                          2,000,000         2,047,880
    General Electric Capital Corp.
     8.750%      5/21/07                         1,000,000         1,220,740
    General Electric Capital Corp.
     6.500%      11/01/06                          250,000           266,520
    General Mills
     8.900%      6/15/06                         1,000,000         1,198,740
    Heller Financial, Inc.
     6.250%     3/1/01                           1,000,000         1,010,720
    Hershey Foods Co.
     7.200%     8/15/27                          1,500,000         1,716,930
    Hilton Hotels Corp.
    7.000%      7/15/04                            450,000           451,075
    Household Finance Corp.
     6.500%      11/15/08                        1,000,000         1,040,520
    I C I Wilmington
     7.050%      9/15/07                           750,000           768,330
    IMC Global, Inc.
     6.625%      10/15/01                        1,000,000           991,660
    IMCERA Group, Inc.
     6.000%      10/15/03                        2,000,000         1,936,760
    Interpool, Inc
     7.350%      8/01/07                           500,000           476,105
    Lasmo USA, Inc.
     6.750%      12/15/07                        2,000,000         1,923,256
    Leucadia National Corp.
     7.750%      8/15/13                         2,000,000         1,975,360
    Lockheed Martin Corp.
     7.700%      6/15/08                         1,500,000         1,695,765
    Mapco, Inc.
     7.250%       3/01/09                        1,500,000         1,580,250
    Millipore Corp.
     7.500%       4/01/07                        1,000,000         1,023,800
    Mobil Corp.
     8.625%       8/15/21                        2,000,000         2,632,180
    Newmont Mining Corp.
     8.625%      4/1/02                          2,000,000         2,103,700
    News America Holdings, Inc.
     9.250%      2/1/13                          2,000,000         2,477,460
    Norfolk Southern Corp.
     7.050%      5/01/37                         2,500,000         2,704,575
    Occidental Petroleum Corp.
     7.375%      11/15/08                        2,500,000         2,549,725
    Penske Truck Leasing Comp., L.P.
     7.750%      5/15/99                         1,250,000         1,261,338

MML MANAGED BOND FUND

DECEMBER 31, 1998

                                                                      MARKET
                                                 PRINCIPAL             VALUE
                                                  AMOUNT             (NOTE 2A)
                                                -----------         -----------

BONDS AND NOTES (Continued)

CORPORATE DEBT (Continued)
    Polaroid Corp.
     8.000%      3/15/99                        $ 1,000,000         $ 1,004,170
    Ralston Purina Co.
     7.750%      10/1/15                          3,000,000           3,300,180
    Raytheon Co.
     6.750%      8/15/07                            500,000             529,355
    Raytheon Co.
     6.150%      11/1/08                          1,000,000           1,019,603
    Rolls-Royce Capital, Inc.
     7.125%      7/29/03                          1,500,000           1,564,200
    Ryder System, Inc.
     6.600%      11/15/05                           750,000             752,918
    Safeway Stores, Inc.
     6.050%      11/15/03                           250,000             251,715
    Scholastic Corp.
     7.000%      12/15/03                         1,500,000           1,561,035
    Schwab (Charles) Corp.
     6.250%       1/23/03                         2,000,000           1,983,680
    The Seagram Co. Ltd.
     7.500%      12/15/18                         1,800,000           1,801,836
    Sears Roebuck Acceptance Corp.
     6.750%       9/15/05                         1,500,000           1,574,865
    Sprint Capital Corp.
     6.125%       11/15/08                          750,000             766,373
    Sprint Capital Corp.
     6.875%       11/15/28                          750,000             779,475
    Textron, Inc.
     9.550%      3/19/01                          1,000,000           1,088,740
    Thomas & Betts Corp.
     8.250%      1/15/04                          1,500,000           1,628,775
    Time Warner, Inc.
     6.100%     12/30/01                            500,000             508,055
    Travelers Funding Ltd.
     6.300%      2/18/14                          1,400,000           1,346,380
    United Air Lines, Inc.
    10.110%      2/19/06                            394,180             445,057
    U S Airways, Inc.
     7.500%      10/15/09                           928,904             926,294
    Valero Energy Corp.
     6.750%     12/15/02                          1,000,000           1,009,400
    W P P Finance
     6.625%      7/15/05                            900,000             913,037
    Worldcom, Inc.
     7.750%      4/01/07                          1,000,000           1,129,650
    Worldcom, Inc.
     9.375%      1/15/04                            871,000             902,417
                                                -----------         -----------
TOTAL CORPORATE DEBT
  (COST $119,346,215)                           117,927,434         124,018,786
                                                -----------         -----------
NON-U S GOVERNMENT AGENCY
      OBLIGATIONS - 3.61%
    PASS-THRU SECURITIES - 3.61%
    Asset Securitization Corp Commercial
      Mortgage, 1995-MD-IV
     7.100%      8/13/07                          2,378,545           2,531,556
    Chase Commercial Mortgage Sec, Inc.,
      1998-2, Class A2
     6.025%     08/18/07                          1,243,328           1,258,086
    C S First Boston Mortgage Corp,
      1998-C2, Class A2
     5.960%     12/15/07                            995,205           1,006,341
    Merrill Lynch Mortgage Inv. ctf, 1998,
      Class A1
     6.310%     11/15/26                          1,659,308           1,695,713
    Morgan Stanley Capital I, Inc., 1998-HF2,
      Class A1
     6.010%     11/15/30                            397,748             413,641
    Nationlink Funding Corp., 1998-2
      Class A1
     6.001%     11/20/07                            746,085             753,933
    Textron Financial Corp., 1998-A,
      Class A2
     5.890%     01/15/05                          1,500,000           1,515,937
                                                -----------         -----------
TOTAL NON-U S GOVERNMENT AGENCY
  OBLIGATIONS  (COST $9,062,747)                  8,920,219           9,175,207
                                                -----------         -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.24%
FEDERAL HOME LOAN MORTGAGE
  CORPORATION (FHLMC) - 2.43%
COLLATERALIZED MORTGAGE OBLIGATIONS - 1.51%
    FHLMC Series 1322 Class G
     7.500%      2/15/07                          1,786,943           1,813,175
    FHLMC Series 1460 Class H
     7.000%      5/15/07                          2,000,000           2,027,500
                                                -----------         -----------
                                                  3,786,943           3,840,675

MML MANAGED BOND FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

                                                                   MARKET
                                                   PRINCIPAL        VALUE
                                                    AMOUNT        (NOTE 2A)
                                                  -----------    -----------

BONDS AND NOTES (Continued)

PASS-THROUGH SECURITIES - 0.92%
    FHLMC
     6.420%      12/1/05                          $ 2,127,334    $ 2,227,723
    FHLMC
     9.000%      3/1/17                               105,980        112,797
                                                  -----------    -----------
                                                    2,233,314      2,340,520
                                                  -----------    -----------
                                                    6,020,257      6,181,195
                                                  -----------    -----------

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (FNMA) - 5.22%
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.25%
    FNMA Series 1993-221 Class D
     6.000%      12/25/08                           1,000,000      1,008,430
    FNMA Series 1993-134 Class GA
     6.500%      2/25/07                            2,000,000      2,030,000
    FNMA Series 1996-54 Class C
     6.000%      9/25/08                            4,000,000      4,042,480
    FNMA Series 1993-186 Class G
     6.250%      3/25/08                            3,700,000      3,724,272
                                                  -----------    -----------
                                                   10,700,000     10,805,182

PASS-THROUGH SECURITIES - 0.97%
    FNMA
     6.000%      11/1/28                            2,001,202      1,974,926
    FNMA
     9.000%      5/1/09                               452,893        478,459
                                                  -----------    -----------
                                                    2,454,095      2,453,385
                                                  -----------    -----------
                                                   13,154,095     13,258,567
                                                  -----------    -----------

GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION (GNMA) - 5.59%
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.23%
    JHM Acceptance Corp.,
      Series E, Class 5
     8.960%      4/1/19                               590,734        604,391
                                                  -----------    -----------

PASS-THROUGH SECURITIES - 5.36%
    GNMA
     8.000%      12/15/03 - 1/15/09                 5,639,559      5,901,234
    GNMA
     7.500%       3/15/17 - 7/15/17                 3,581,171      3,726,746
    GNMA
     7.000%      9/15/23 - 11/15/23                 1,656,825      1,695,645
    GNMA - ARMS
     6.000%     11/20/27 - 12/20/27                   820,214        825,595
    GNMA - ARMS
     6.625%       8/20/25 - 8/20/27                   758,161        764,325
    GNMA - ARMS
     7.000%      11/20/25                             690,208        694,736
                                                  -----------    -----------
                                                   13,146,138     13,608,281
                                                  -----------    -----------
                                                   13,736,872     14,212,672
                                                  -----------    -----------

TOTAL U.S. GOVERNMENT AGENCY
    OBLIGATIONS (COST $32,858,940)                 32,911,224     33,652,434
                                                  -----------    -----------

U.S. TREASURY OBLIGATIONS - 20.94%
U.S.TREASURY BONDS AND NOTES - 12.06%
    U.S. Treasury Bond
     7.500%      11/15/16                           8,200,000     10,185,957
    U.S. Treasury Bond
     7.125%      2/15/23                            4,400,000      5,422,298
    U.S. Treasury Note
     7.500%      5/15/02                            9,500,000     10,314,910
    U.S. Treasury Note
     5.750%      9/30/99                            3,000,000      3,023,910
    U.S. Treasury Note
     5.625%      11/30/99                           1,700,000      1,714,875
U.S.TREASURY STRIPS - 8.88%
    U.S. Treasury Strip*
     0.000%      5/15/16                           58,750,000     22,557,651
                                                  -----------    -----------

TOTAL U.S. TREASURY OBLIGATIONS
  (COST $49,896,848)                               85,550,000     53,219,601
                                                  -----------    -----------

TOTAL BONDS AND NOTES
  (COST $227,587,529)                             252,611,041    236,700,368
                                                  -----------    -----------

SHORT-TERM INVESTMENTS - 8.09%
COMMERCIAL PAPER
    Appalachian Power Co.
     6.661%      1/6/99                             3,990,000      3,986,312
    Conagra, Inc.
     6.137%      2/9/99                             3,960,000      3,934,926
    Crown Cork & Seal Co., Inc.
     5.305%      1/7/99                             3,160,000      3,157,209
    Crown Cork & Seal Co., Inc.
     6.039%      1/12/99                              990,000        988,176
    Ford Motor Credit Co.
     5.508%      1/8/99                             1,840,000      1,838,031
    Indiana Michigan Power Co.
     6.265%      1/5/99                             3,515,000      3,512,597

MML MANAGED BOND FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

                                                                   MARKET
                                                PRINCIPAL           VALUE
                                                 AMOUNT           (NOTE 2A)
                                                ------------     -------------
SHORT-TERM INVESTMENTS (Continued)

COMMERCIAL PAPER (Continued)
    McKesson Corp.
     6.258%      1/4/99                         $  3,130,000     $   3,128,369
                                                ------------     -------------

TOTAL SHORT-TERM INVESTMENTS
  (COST $20,544,715)                            $ 20,585,000        20,545,620
                                                ============     =============

TOTAL INVESTMENTS
  (COST $248,132,244) (A)           101.23%                      $ 257,245,988
                                    ======                       =============

(a) Federal Income Tax Information: At
    December 31, 1998 the net unrealized
    appreciation on investments based on
    cost of $248,132,243 for federal
    income tax purposes purposes is
    as follows:

    Aggregate gross unrealized appreciation
    for all investments and forward
    commitments in which there is an excess
    of market value over tax cost                                $  10,061,922

    Aggregate gross unrealized depreciation for
    all investments and forward commitments in
    which there is an excess of tax cost over
    market value                                                      (948,178)
                                                                 -------------
    NET UNREALIZED APPRECIATION                                  $   9,113,744
                                                                 -------------

  * Non-income producing security.

                      See Notes to Financial Statements.

MML BLEND FUND


SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

                                            NUMBER          MARKET VALUE
                                              OF               AMOUNT
                                            SHARES           (NOTE 2A)
                                        --------------     ----------------

EQUITIES - 62.95%

AEROSPACE & DEFENSE - 2.04%
    Raytheon Co. (Class A)                   137,700          $ 7,117,369
    Raytheon Co. (Class B)                   420,000           22,365,000
    TRW, Inc.                                496,600           27,902,711
                                        --------------     ----------------
                                           1,054,300           57,385,080
                                        --------------     ----------------

AGRIBUSINESS - 0.52%
    Archer-Daniels-Midland Co.               838,510           14,411,891
                                        --------------     ----------------

APPAREL, TEXTILES, SHOES - 0.68%
    V F Corp.                                405,000           19,007,813
                                        --------------     ----------------

AUTOMOTIVE & PARTS - 2.27%
    Ford Motor Co.                           282,300           16,567,481
    Genuine Parts Co.                        664,900           22,232,594
    Goodyear Tire & Rubber Co.               499,100           25,173,356
                                        --------------     ----------------
                                           1,446,300           63,973,431
                                        --------------     ----------------

BANKING, SAVINGS & LOAN - 4.34%
    The Bank of New York Co., Inc.           920,200           37,038,050
    Comerica, Inc.                           370,500           25,263,469
    Pacific Century Financial Corp.          690,600           16,833,375
    Wachovia Corp.                           260,000           22,733,750
    Wells Fargo Co.                          508,300           20,300,231
                                        --------------     ----------------
                                           2,749,600          122,168,875
                                        --------------     ----------------

BEVERAGES - 1.03%
    Brown-Forman Corp. (Class B)             382,500           28,950,469
                                        --------------     ----------------

CHEMICALS - 2.64%
    Air Products and Chemicals               429,700           17,188,000
    Bemis Corp.                              407,600           15,463,325
    Engelhard Corp.                          897,200           17,495,400
    Rohm & Haas                              799,300           24,078,913
                                        --------------     ----------------
                                           2,533,800           74,225,638
                                        --------------     ----------------

COMMUNICATIONS - 1.14%
    GTE Corp.                                494,400           32,136,000


COMPUTERS & OFFICE EQUIPMENT - 6.20%
    Electronic Data Systems                  341,400         $ 17,155,350
    Hewlett-Packard Co.                      529,600           36,178,300
    International Business
     Machines Corp.                          271,100           50,085,725
    Pitney Bowes, Inc.                       585,900           38,706,019
    Xerox Corp.                              275,000           32,450,000
                                        --------------     ----------------
                                           2,003,000          174,575,394
                                        --------------     ----------------

CONTAINERS - 0.69%
    Crown Cork & Seal                        354,500           10,923,031
    Temple-Inland, Inc.                      140,600            8,339,338
                                        --------------     ----------------
                                             495,100           19,262,369
                                        --------------     ----------------

COSMETICS & PERSONAL CARE - 1.19%
    Kimberly-Clark Corp.                     615,900           33,566,550
                                        --------------     ----------------

ELECTRIC UTILITIES - 1.49%
    Dominion Resources, Inc.                 388,000           18,139,000
    SCANA Corp.                              268,300            8,652,675
    Teco Energy, Inc.                        541,300           15,257,894
                                        --------------     ----------------
                                           1,197,600           42,049,569
                                        --------------     ----------------

ELECTRICAL EQUIPMENT & ELECTRONICS - 4.06%
    AMP, Inc.                                492,875           25,660,305
    General Electric Co.                     531,600           54,256,425
    Honeywell, Inc.                          236,100           17,781,281
    Hubbell, Inc. (Class B)                  434,480           16,510,241
                                        --------------     ----------------
                                           1,695,055          114,208,252
                                        --------------     ----------------

ENERGY - 5.25%
    BP Amoco plc *                           426,182           38,196,530
    Burlington Resources, Inc.               375,500           13,447,594
    Conoco, Inc. *                           359,400            7,502,475
    ENI, SPA - ADR                           280,100           18,976,775
    Kerr-Mcgee Corp.                         184,300            7,049,475
    Mobil Corp.                              366,700           31,948,737
    Unocal Corp.                             584,900           17,071,768
    Usec, Inc.                               970,000           13,458,750
                                        --------------     ----------------
                                           3,547,082          147,652,104
                                        --------------     ----------------

DECEMBER 31, 1998

                                       NUMBER          MARKET VALUE
                                        OF               AMOUNT
                                       SHARES           (NOTE 2A)
                                    -----------       --------------
EQUITIES (Continued)

FINANCIAL SERVICES - 1.53%
    American Express Co.               182,400         $ 18,650,400
    American General Corp.             314,300           24,515,400
                                    -----------       --------------
                                       496,700           43,165,800
                                    -----------       --------------
FOODS - 2.34%
    Bestfoods                          318,200           16,944,150
    ConAgra, Inc.                      976,400           30,756,600
    General Mills, Inc                 234,700           18,247,925
                                    -----------       --------------
                                     1,529,300           65,948,675
                                    -----------       --------------

FOREST PRODUCTS & PAPER - 0.98%
    Westvaco Corp.                     276,412            7,411,297
    Weyerhaeuser Co.                   399,200           20,284,350
                                    -----------       --------------
                                       675,612           27,695,647

HEALTH CARE - 6.16%
    Becton, Dickinson and Co.          907,700           38,755,981
    Bristol-Myers Squibb Co.           529,600           70,867,100
    Pharmacia & Upjohn, Inc.           415,200           23,510,700
    Schering Plough Corp.              729,400           40,299,350
                                    -----------       --------------
                                     2,581,900          173,433,131
                                    -----------       --------------

INDUSTRIAL DISTRIBUTION - 0.62%
    W.W. Grainger, Inc.                421,000           17,524,125
                                    -----------       --------------

INDUSTRIAL TRANSPORTATION - 1.62%
    Burlington Northern Santa Fe       667,000           22,511,250
    Norfolk Southern Corp.             730,200           23,138,213
                                    -----------       --------------
                                     1,397,200           45,649,463
                                    -----------       --------------

INSURANCE - 3.79%
    Cigna Corp.                        127,700            9,872,806
    Jefferson-Pilot Corp.              264,300           19,822,500
    Marsh & McLennan Co's., Inc        458,300           26,781,906
    MBIA Inc.                          356,000           23,340,250
    SAFECO Corp.                       628,600           26,990,513
                                    -----------       --------------
                                     1,834,900          106,807,975
                                    -----------       --------------

MACHINERY & COMPONENTS - 0.75%
    Dover Corp.                        579,100           21,209,538
                                    -----------       --------------

METALS & MINING - 0.42%
    USX- Marathon Group                387,300           11,667,412
                                    -----------       --------------

MISCELLANEOUS - 1.17%
    Armstrong World Industries         266,700         $ 16,085,344
    Minnesota Mining &
    Manufacturing Co.                  238,100           16,934,862
                                    -----------       --------------
                                       504,800           33,020,206
                                    -----------       --------------

PHARMACEUTICALS - 0.91%
    American Home Products Corp.       453,100           25,515,194
                                    -----------       --------------

PUBLISHING & PRINTING - 1.45%
    McGraw-Hill Companies, Inc.        400,600           40,811,125
                                    -----------       --------------

RETAIL - 1.72%
    The May Department Stores Co.      312,300           18,855,112
    Newell Co.                         285,600           11,781,000
    Sears Roebuck & Co.                417,400           17,739,500
                                    -----------       --------------
                                     1,015,300           48,375,612
                                    -----------       --------------

RETAIL-GROCERY - 2.15%
    Albertson's, Inc.                  484,200           30,837,487
    American Stores Co.                805,400           29,749,463
                                    -----------       --------------
                                     1,289,600           60,586,950
                                    -----------       --------------

TELEPHONE UTILITIES - 2.54%
    Ameritech Corp.                    524,800           33,259,200
    Frontier Corp.                     684,800           23,283,200
    Pinnacle West Capital              349,800           14,822,775
                                    -----------       --------------
                                     1,559,400           71,365,175
                                    -----------       --------------

TOBACCO - 1.26%
    Fortune Brands, Inc.               474,900           15,018,713
    UST, Inc                           589,400           20,555,325
                                    -----------       --------------
                                     1,064,300           35,574,038
                                    -----------       --------------

TOTAL EQUITIES
    (COST $946,470,658)                               1,771,923,501
                                                      --------------

MML BLEND FUND

DECEMBER 31, 1998

                                                                     MARKET
                                                    PRINCIPAL         VALUE
                                                      AMOUNT        (NOTE 2A)
                                                    -----------   ------------

BONDS AND NOTES - 24.05%

ASSET BACKED SECURITIES - 1.45%
AUTO RECEIVABLES
    California Infrastructure PG&E-1,
      1997-1, Class A6
       6.320% 09/25/05                             $    600,000   $    616,998
    California Infrastructure SDG&E-1,
      1997-1, Class A5
       6.190% 09/25/05                                  500,000        519,440
    California Infrastructure SCE-1,
      1997-1, Class A5
       6.280% 09/25/05                                  650,000        677,573
    Capital Equipment Receivables Trust,
      1996-1, Class A4
       6.280% 06/15/00                                4,000,000      4,020,560
    Case Equipment Loan Trust, 1998,
      Class A4
       5.830% 02/15/05                                3,500,000      3,539,970
    Caterpillar Financial Asset Trust,
      1997-B, Class A3
       6.160% 09/25/03                                3,100,000      3,121,049
    Chase Manhattan Auto Grantor Trust,
      1996-B, Class A
       6.140% 10/16/06                                4,500,000      4,519,305
    Chase Manhattan Auto Owner Trust,
      1998-A, Class A4
       5.800% 12/16/02                                3,750,000      3,789,713
    Ford Credit Auto Owner Trust, 1996-B
      1996-B, Class A4
       6.300% 01/15/01                                6,000,000      6,041,220
    Metlife Capital Equipment Loan Trust
      Series 1997-A, Class A
       6.850% 05/20/08                                2,500,000      2,611,688
    Premier Auto Trust Series, 1998-4,
      Class A3
       5.690% 06/08/02                                4,000,000      4,034,240
    Premier Auto Trust Series, 1998-5,
      Class A3
       5.070% 07/08/02                                2,000,000      1,992,160
    Railcar Trust No., 1992-1
       7.750% 06/01/04                                1,165,513      1,240,083
    Toyota Auto Lease Trust Series,
      1998-B, Class A1
       5.350% 07/25/02                                3,500,000      3,500,000
    World Omni 1996-A Automobile Lease
      Securitization Trust, Class A1
       6.300% 06/25/02                                  633,819        634,611
                                                    -----------   ------------
TOTAL ASSET BACKED SECURITIES
    (COST $39,873,360)                               40,399,332     40,858,610
                                                    -----------   ------------

CORPORATE DEBT - 9.89%
    Airtouch Communications, Inc.
       7.500% 07/15/06                                4,000,000      4,407,640
    Alcan Aluminum Ltd.
       6.250% 11/01/08                                2,500,000      2,527,175
    American Airlines, Inc.
       9.780% 11/26/11                                4,635,063      5,460,799
    American General Finance Corp.
       5.750% 11/01/03                                2,000,000      2,005,400
    American West Airlines, 1996-1, Class A
       6.850% 07/02/09                                4,126,713      4,276,802
    AMR Corp.
       9.000% 08/01/12                                2,000,000      2,356,380
    Analog Devices, Inc.
       6.625% 03/01/00                                1,500,000      1,517,385
    Anheuser-Busch Companies, Inc.
       5.375% 09/15/08                                4,000,000      3,994,440
    Archer-Daniels Midland
       6.750% 12/15/27                                1,650,000      1,762,497
    Associates Corp. of North America
       6.750% 08/01/01                                4,000,000      4,125,080
    Associates Corp. of North America
       6.500% 08/15/02                                2,000,000      2,064,360
    Associates Corp. of North America
       5.750% 11/01/03                                2,000,000      2,014,286
    Barrick Gold Corp.
       7.500% 05/01/07                                4,250,000      4,561,653
    Bell Atlantic Financial Services, Inc
       6.610% 02/04/00                                1,000,000      1,013,780
    BHP Finance (USA) Limited
       6.420% 03/01/26                                4,500,000      4,473,225
    Boston Scientific Corp.
       6.625% 03/15/05                                3,800,000      3,686,950
    C I T Group Holdings
       6.375% 10/01/02                                4,000,000      4,114,960
    C I T Group Holdings
       5.625% 10/15/03                                2,500,000      2,498,975

MML BLEND FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

                                                                     MARKET
                                                    PRINCIPAL         VALUE
                                                      AMOUNT        (NOTE 2A)
                                                    -----------   ------------

BONDS AND NOTES (Continued)

CORPORATE DEBT (Continued)
    CSX Corp.
       7.050% 05/01/02                              $ 2,000,000   $ 2,075,380
    CSX Corp.
       7.250% 05/01/27                                4,500,000     4,798,400
    Cable & Wireless Communications
       6.750% 12/01/08                                5,750,000     5,822,979
    Carlisle Companies, Inc
       7.250% 01/15/07                                2,760,000     2,844,428
    Celulosa Arauco Constitucion
       6.950% 09/15/05                                2,500,000     2,220,000
    Champion International Corp.
       6.400% 02/15/26                                3,500,000     3,594,745
    CITGO Petroleum Corp.
       7.875% 05/15/06                                1,000,000       980,710
    Columbia Gas System, Inc
       6.610% 11/28/02                                3,000,000     3,097,200
    Comcast Cablevision-PH
       8.375% 05/01/07                                2,500,000     2,900,525
    Commercial Credit Co.
       7.750% 03/01/05                                2,500,000     2,765,500
    ConAgra, Inc.
       7.000% 10/01/28                                3,000,000     3,080,220
    Continental Airlines, Inc. Series 1996-B
       7.820% 10/15/13                                1,908,224     2,061,045
    Continental Airlines, Inc. Series 1996-2B
       8.560% 07/02/14                                1,660,608     1,940,835
    Corning Glass Works, Inc.
       8.875% 03/15/16                                  500,000       588,525
    Dana Corp.
       6.500% 03/15/08                                1,750,000     1,798,545
    Delta Air Lines, Inc.
       8.540% 01/02/07                                4,027,752     4,409,341
    Dover Corp.
       6.250% 06/01/08                                2,000,000     2,093,960
    Dover Corp.
       6.650% 06/01/28                                2,000,000     2,067,860
    Emerson Electric Co.
       5.500% 09/15/08                                2,000,000     2,022,822
    ERAC USA Finance Co. 144A
       6.750% 05/15/07                                6,000,000     6,056,580
    FBG Finance Ltd, 144A
       7.875% 06/01/16                                4,000,000     4,626,280
    Fletcher Challenge Ltd.
       6.750% 03/24/05                                2,000,000     1,918,920
    Fletcher Challenge Ltd.
       7.750% 06/20/06                                2,000,000     2,017,100
    Ford Motor Corp.
       8.450% 07/15/06                                1,500,000     1,516,560
    Foster Wheeler Corp.
       6.750% 11/15/05                                2,000,000     1,872,040
    GTE Corp.
       9.100% 06/01/03                                  575,000       657,012
    General American Transportation Corp.
       6.750% 03/01/06                                3,000,000     3,071,820
    General Electric Capital Corp.
       8.750% 05/21/07                                1,500,000     1,831,110
    General Electric Capital Corp.
       6.500% 11/01/06                                1,250,000     1,332,600
    General Mills
       8.900% 06/15/06                                2,250,000     2,697,165
    General Motors Corp.
       9.125% 07/15/01                                1,500,000     1,630,740
    Goldman Sachs Group, L.P. 144A
       6.200% 02/15/01                                4,000,000     4,060,720
    Halliburton Co.
       5.625% 12/01/08                                1,500,000     1,516,464
    Heller Financial, Inc.
       6.250% 03/01/01                                2,500,000     2,526,800
    Hershey Foods Co.
       7.200% 08/15/97                                5,300,000     6,066,846
    Hilton Hotels Corp.
       7.000% 07/15/04                                  800,000       801,912
    Household Finance Corp.
       6.500% 11/15/08                                2,500,000     2,601,300
    I C I Wilmington
       7.050% 09/15/07                                2,500,000     2,561,100
    IMC Global, Inc.
       6.625% 10/15/01                                2,500,000     2,479,150
    Interpool, Inc
       7.350% 08/01/07                                2,000,000     1,904,418
    Leucadia National Corp.
       7.750% 08/15/13                                3,000,000     2,963,040
    Lasmo USA, Inc.
       6.750% 12/15/07                                6,000,000     5,769,768
    Lockheed Martin Corp.
       7.700% 06/15/08                                4,000,000     4,522,040

MML BLEND FUND

DECEMBER 31, 1998

                                                                    MARKET
                                              PRINCIPAL              VALUE
                                               AMOUNT              (NOTE 2A)
                                             ------------        -------------

BONDS AND NOTES (Continued)

CORPORATE DEBT (Continued)
    Mapco, Inc.
       7.250% 03/01/09                       $  3,750,000         $  3,950,625
    Midway Airlines
       8.140% 01/02/13                          2,500,000            2,532,275
    Millipore Corp.
       7.500% 04/01/07                          4,250,000            4,351,150
    Mobil Corp.
       8.625% 08/18/21                          4,500,000            5,922,405
    Newmont Mining Corp.
       8.625% 04/01/02                          5,000,000            5,259,250
    News America Holdings, Inc.
       9.250% 02/01/13                          4,000,000            4,954,920
    Norfolk Southern Corp.
       7.050% 05/01/37                          6,000,000            6,490,980
    North Finance (Bermuda) Ltd. 144A
       7.000% 09/15/05                          4,000,000            4,195,640
    Occidental Petroleum Corp.
       7.375% 11/15/08                          6,000,000            6,119,340
    Ralston Purina Co.
       7.750% 10/01/15                          2,000,000            2,200,120
    Raytheon Co.
       6.750% 08/15/07                          2,700,000            2,858,517
    Raytheon Co.
       6.150% 11/01/08                          3,000,000            3,058,809
    Rolls-Royce Capital Inc.
      7.1250% 07/29/03                          2,000,000            2,085,600
    Ryder System, Inc.
      6.6000% 11/15/05                          3,500,000            3,513,615
    Safeway Stores, Inc.
      6.0500% 11/15/03                          1,000,000            1,006,860
    Scholastic Corp.
       7.000% 12/15/03                          3,000,000            3,122,070
    Schwab (Charles) Corp.
       6.250% 01/23/03                          2,500,000            2,479,600
    Scripps (EW) Co.
       6.625% 10/15/07                          5,000,000            5,193,050
    The Seagram Co. Ltd.
       7.500% 12/15/18                          4,500,000            4,504,590
    Sprint Capital Corp.
       6.125% 11/15/08                          2,000,000            2,043,660
    Sprint Capital Corp.
       6.875% 11/15/28                          2,000,000            2,078,600
    TCI Communications, Inc.
       7.550% 09/02/03                          3,000,000            3,232,290
    Thomas & Betts Corp.
       8.250% 01/15/04                          1,000,000            1,085,850
    Time Warner, Inc.
       7.750% 06/15/05                          3,000,000            3,318,120
    Time Warner, Inc.
       6.100% 12/30/01                          4,750,000            4,826,523
    Travelers Funding Ltd.
       6.300% 02/15/14                          3,400,000            3,269,780
    U S Airways, Inc.
       7.500% 10/15/09                            928,904              926,294
    Valero Energy Corp.
       6.750% 12/12/02                          2,000,000            2,018,800
    Worldcom, Inc.
       7.750% 04/01/07                          2,500,000            2,824,125
    Worldcom, Inc.
       9.375% 01/15/04                          1,525,000            1,580,007
    W P P Finance
       6.625% 07/15/05                          2,250,000            2,282,594
                                             ------------        -------------
TOTAL CORPORATE DEBT
    (COST $267,329,685)                       265,047,264          278,312,351
                                             ------------        -------------

NON-U S GOVERNMENT AGENCY
    OBLIGATIONS - 0.80%
PASS-THRU SECURITIES
    Asset Securitization Corp.
      Commercial Mortgage  1995-MD-IV
       7.100%  8/13/07                          6,184,216            6,582,047
    Chase Commercial Mortgage Sec, Inc.,
      1998-2, Class A2
       6.025% 08/18/07                          2,486,656            2,516,173
    C S First Boston Mortgage Corp.,
      1998-C2, Class A2
       5.960% 12/15/07                          2,985,615            3,019,024
    Merrill Lynch Mortgage Inv. Ctf
      1998, Class A1
       6.310% 11/15/26                          4,266,792            4,360,405
    Morgan Stanley Capital I, Inc.,
      1998-HF2, Class A1
       6.010% 11/15/30                            894,933              930,692

MML BLEND FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

                                                                    MARKET
                                              PRINCIPAL              VALUE
                                               AMOUNT              (NOTE 2A)
                                             ------------        -------------

BONDS AND NOTES (Continued)

NON-U S GOVERNMENT AGENCY
    OBLIGATIONS (Continued)
PASS-THRU SECURITIES (Continued)
    Nationlink Funding Corp.,
      1998-2, Class A1
       6.001% 11/20/07                       $  1,492,170         $  1,507,868
    Textron Financial Corp.,
      1998-A, Class A2
       5.890% 01/15/05                          3,500,000            3,537,188
                                             ------------        -------------

TOTAL NON-U S GOVERNMENT AGENCY
    OBLIGATIONS  (COST $22,176,023)            21,810,382           22,453,397
                                             ------------        -------------

U S GOVERNMENT AGENCY OBLIGATIONS - 3.28%
FEDERAL HOME LOAN MORTGAGE
    CORPORATION (FHLMC) - 0.63%
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.41%
    FHLMC Series 1322 Class G
       7.500% 02/15/07                          5,000,000            4,532,938
    FHLMC Series 1460 Class H
       7.000% 05/15/07                          1,789,000            1,813,578
    FHLMC Series 1490 Class PG
       6.300% 05/15/07                          5,000,000            5,040,600
                                             ------------        -------------
                                               11,789,000           11,387,116

PASS-THROUGH SECURITIES - 0.22%
    FHLMC
       6.420% 12/01/05                          5,492,390            5,751,576
    FHLMC
       9.000% 03/01/17                            317,940              338,390
                                             ------------        -------------
                                                5,810,330            6,089,966
                                             ------------        -------------
                                               17,599,330           17,477,082
                                             ------------        -------------

FEDERAL NATIONAL MORTGAGE
    ASSOCIATION (FNMA) - 1.48%
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.86%
    FNMA Series 1993-107 Class E
       6.500% 06/25/08                          5,000,000            5,109,350
    FNMA Series 1993-71 Class PG
       6.250% 07/25/07                          8,000,000            8,050,000
    FNMA Series 1993-175 Class PU
       6.350% 09/25/08                          7,015,000            7,131,168
    FNMA Series 1996-54 Class C
       6.000% 09/25/08                          4,000,000            4,042,480
                                             ------------        -------------
                                               24,015,000           24,332,998
PASS-THROUGH SECURITIES - 0.62%
    FNMA
       8.000% 05/01/13                          1,141,441            1,158,425
    FNMA
       6.500% 02/25/07                          5,000,000            5,075,000
    FNMA
       6.250% 03/25/08                          5,000,000            5,032,800
    FNMA
       6.000% 11/01/28                          6,048,043            5,968,632
                                             ------------        -------------
                                               17,189,484           17,234,857
                                             ------------        -------------
                                               41,204,484           41,567,855
                                             ------------        -------------

GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION (GNMA) - 0.97%
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.04%
    J H M Acceptance Corp.,
      Series E, Class 5
       8.960% 04/01/19                          1,181,467            1,208,783
                                             ------------        -------------

PASS-THROUGH SECURITIES - 0.93%
    GNMA
       6.500% 10/15/28                          5,533,045            5,588,375
    GNMA
       7.000% 4/5/23-11/15/23                   4,204,913            4,303,434
    GNMA
       7.500% 9/15/16-10/15/17                  2,937,849            3,057,272
    GNMA
       8.000% 1/15/07 -5/15/08                  8,354,578            8,705,291
    GNMA
       9.000% 8/15/08 -9/15/09                  1,381,872            1,484,821
    GNMA-ARMS
       5.500% 10/20/27-12/20/27                 1,542,616            1,552,736
    GNMA-ARMS
       6.000% 8/20/25-8/20/27                   1,610,971            1,624,068
                                             ------------        -------------
                                               25,565,844           26,315,997
                                             ------------        -------------
                                               26,747,311           27,524,780
                                             ------------        -------------
U.S. GOVERNMENT GUARANTEED NOTES - 0.20%
    1991-A Caguas
       8.740% 08/01/01                            280,000              303,537
    1991-A Cncl. Bluffs, IA
       8.740% 08/01/01                            155,000              168,029
    1991-A Fairfax Cnty, VA
       8.740%  8/1/01                              85,000               92,145

MML BLEND FUND

DECEMBER 31, 1998
                                                                    MARKET
                                                  PRINCIPAL          VALUE
                                                   AMOUNT           (NOTE 2A)
                                                -------------     -------------

BONDS AND NOTES (Continued)

U.S. GOVERNMENT GUARANTEED NOTES (Continued)

    1991-A Fajardo, PR
       8.740% 08/01/01                            $ 210,000          $ 227,653
    1991-A Gasden, AL
       8.740% 08/01/01                              100,000            108,406
    1991-A Lorain, OH
       8.740% 08/01/01                               30,000             32,522
    1991-A Mayaguez, PR
       8.740% 08/01/01                              150,000            162,609
    1991-A Rochester, NY
       8.650% 08/01/00                            4,295,000          4,517,825
                                                ---------------    -------------
                                                  5,305,000          5,612,726
                                                ---------------    -------------
TOTAL U.S. GOVERNMENT AGENCY
    OBLIGATIONS (COST $90,093,244)               90,856,125         92,182,443
                                                ---------------    -------------

U.S. TREASURY OBLIGATIONS - 8.64%
U.S. TREASURY BONDS & NOTES - 8.36%
    U.S. Treasury Bonds
       7.500% 11/15/16                           38,250,000         47,513,768
    U.S. Treasury Bonds
       8.750% 05/15/17                           41,100,000         57,173,799
    U.S. Treasury Notes
       6.375% 05/15/00                            5,000,000          5,110,950
    U.S. Treasury Notes
       7.500% 05/15/02                            1,000,000          1,085,780
    U.S. Treasury Notes
       7.750% 01/31/00                            9,900,000         10,214,028
    U.S. Treasury Notes
       7.500% 02/15/05                            5,700,000          6,526,500
    U.S. Treasury Notes
       7.125% 02/29/00                           11,500,000         11,809,005
    U.S. Treasury Notes
       6.500% 08/15/05                           58,300,000         64,075,198
    U.S. Treasury Notes
       6.375% 05/15/99                            5,000,000          5,031,250
    U.S. Treasury Notes
       6.875% 05/15/06                           20,550,000         23,234,241
    U.S. Treasury Notes
       6.500% 05/31/01                            1,150,000          1,197,978
    U.S. Treasury Notes
       6.500% 10/15/06                            2,000,000          2,218,440
                                                ---------------    -------------
                                                199,450,000        235,190,937
                                                ---------------    -------------


BONDS AND NOTES (Continued)

U.S. TREASURY STRIPS - 0.28%
    U.S. Treasury Strips *
       0.000% 02/15/99                          $ 2,150,000        $ 2,138,497
    U.S. Treasury Strips *
       0.000% 02/15/10                            2,500,000          1,420,700
    U.S. Treasury Strips *
       0.000% 08/15/15                            2,000,000            804,140
    U.S. Treasury Strips *
       0.000% 02/15/17                            9,500,000          3,493,245
                                                ---------------    -------------
                                                 16,150,000          7,856,582
                                                ---------------    -------------

TOTAL U.S. TREASURY OBLIGATIONS
    (COST $232,734,403)                         215,600,000        243,047,519
                                                ---------------    -------------
TOTAL BONDS AND NOTES
    (COST $652,206,715)                         633,713,103        676,854,320
                                                ===============    =============
SHORT-TERM INVESTMENTS - 19.25%
COMMERCIAL PAPER
    Aristar, Inc.
       5.710% 02/10/99                            9,475,000          9,411,964
    Aristar, Inc.
       5.710% 02/01/99                            5,525,000          5,497,869
    Aristar, Inc.
       5.730% 02/02/99                           10,000,000          9,947,770
    Case Credit Corp.
       6.050% 02/22/99                            2,140,000          2,122,253
    Case Credit Corp.
       6.050% 02/25/99                           12,525,000         12,409,334
    Case Credit Corp.
       5.960% 03/19/99                           10,000,000          9,887,333
    Case Credit Corp.
       5.960% 03/23/99                           15,463,000         15,279,850
    Comdisco, Inc.
       6.980% 01/11/99                            6,515,000          6,504,157
    Comdisco, Inc.
       6.040% 01/20/99                           11,685,000         11,646,072
    Comdisco, Inc.
       5.640% 03/12/99                            8,690,000          8,600,879
    Comdisco, Inc.
       5.750% 03/22/99                           10,000,000          9,883,000
    Conagra, Inc.
       6.040% 01/06/99                           10,000,000          9,991,595

MML BLEND FUND

DECEMBER 31, 1998

                                                               MARKET
                                            PRINCIPAL           VALUE
                                             AMOUNT           (NOTE 2A)
                                            ---------         ---------

SHORT-TERM INVESTMENTS (Continued)

COMMERCIAL PAPER (Continued)
  Crown Cork & Seal Co., Inc.
    5.700% 01/27/99                      $ 11,285,000        $ 11,234,684
  Crown Cork & Seal Co., Inc.
    5.700% 02/24/99                        12,190,000          12,081,252
  Crown Cork & Seal Co., Inc.
    5.820% 02/01/99                         2,675,000           2,661,605
  Crown Cork & Seal Co., Inc.
    6.120% 03/31/99                        11,555,000          11,404,785
  Duke Power Co.
    5.310% 01/08/99                         6,025,000           6,018,778
  Duke Power Co.
    5.220% 02/08/99                        12,000,000          11,934,038
  Enron Corp.
    5.530% 02/12/99                        10,280,000          10,211,142
  Finova Capital Corp.
    5.580% 01/13/99                        10,000,000           9,981,222
  Finova Capital Corp.
    5.170% 02/04/99                        10,115,000          10,055,632
  Finova Capital Corp.
    5.320% 02/09/99                         9,230,000           9,171,557
  Finova Capital Corp.
    5.350% 03/26/99                        10,000,000           9,877,222
  GTE Funding, Inc.
    5.210% 02/17/99                        10,900,000          10,826,037
  Georgia Power Co., DTC
    5.180% 02/22/99                        11,695,000          11,598,012
  Goldman Sachs & Co.
    5.100% 03/17/99                        10,790,000          10,671,550
  Goldman Sachs & Co.
    4.940% 04/23/99                        21,495,000          21,167,321
  Indiana Michigan Power Co.
    6.210% 01/05/99                         1,810,000           1,808,763
  Orix Credit Alliance, Inc.
    5.890% 01/26/99                         8,395,000           8,360,323
  Orix Credit Alliance, Inc.
    6.160% 01/04/99                        15,790,000          15,781,876
  Orix Credit Alliance, Inc.
    6.150% 02/26/99                        12,510,000          12,398,273
  Orix Credit Alliance, Inc.
    5.390% 04/15/99                         9,655,000           9,508,566
  Pennsylvania Power & Lights
    5.940% 02/19/99                         6,045,000           5,997,335
  Praxair, Inc.
    5.790% 01/21/99                        13,255,000          13,206,452
  Praxair, Inc.
    5.480% 02/23/99                        10,000,000           9,913,928
  Public Service Co. of Colorado
    6.020% 01/05/99                         8,615,000           8,609,230
  Public Service Co. of Colorado
    5.770% 02/05/99                         3,260,000           3,241,749
  Public Service Electric & Gas Co.
    5.660% 01/19/99                        10,000,000           9,970,000
  Public Service Electric & Gas Co.
    5.730% 02/11/99                        10,445,000          10,372,161
  Public Service Electric & Gas Co.
    5.650% 02/01/99                         4,260,000           4,239,269
  Public Service Electric & Gas Co.
    5.860% 02/03/99                        12,750,000          12,679,285
  Raytheon Co.
    5.700% 02/05/99                         4,045,000           4,021,892
  Rite Aid Corp.
    6.080% 01/14/99                        16,420,000          16,376,521
  Rite Aid Corp.
    5.720% 01/29/99                        12,000,000          11,946,150
  Ryder System, Inc.
    5.690% 01/19/99                         5,500,000           5,483,500
  Sonat, Inc.
    5.440% 01/12/99                        10,000,000           9,980,560
  Sonat, Inc.
    5.390% 01/28/99                         9,360,000           9,315,200
  Sonat, Inc.
    6.070% 01/07/99                         9,955,000           9,944,908
  Sonat, Inc.
    6.040% 01/08/99                         8,625,000           8,614,850
  Sonat, Inc.
    5.530% 02/18/99                         7,860,000           7,796,829
  Textron, Inc.
    5.640% 01/22/99                        16,025,000          15,969,396
  Textron Financial Corp.
    6.140% 01/15/99                        11,790,000          11,760,830
  Tyson Foods, Inc.
    5.590% 01/25/99                        10,835,000          10,789,880
  Union Camp Corp.
    5.410% 01/14/99                         3,825,000           3,814,871

MML BLEND FUND

DECEMBER 31, 1998

                                                                    MARKET
                                              PRINCIPAL              VALUE
                                               AMOUNT              (NOTE 2A)
                                             -----------        ---------------

SHORT-TERM INVESTMENTS (Continued)

COMMERCIAL PAPER (Continued)
    Union Camp Corp.
       5.270% 02/16/99                       $ 13,576,000       $    13,475,506
    Wisconsin Gas Co.
       5.080% 03/18/99                          6,445,000             6,373,317
                                             ------------       ---------------
 AMOUNT  RT-TERM INVESTMENTS
    (COST $541,867,659)                       545,304,000           541,828,333
                                             ============       ===============

TOTAL INVESTMENTS
    (COST 2,140,545,032)          106.25%                       $ 2,990,606,154
                                  ======                        ===============

(a) Federal Income Tax Information:  At
    December 31, 1998 the net unrealized
    appreciation on investments based on
    cost of $2,140,545,032 for federal
    income tax purposes is as follows:

    Aggregate gross unrealized appreciation
    for all investments and forward
    commitments in which there is an excess
    of market value over tax cost                               $   871,728,578

    Aggregate gross unrealized depreciation
    for all investments and forward
    commitments in which there is an excess
    of tax cost over market value                                   (21,667,456)
                                                                ---------------
         NET UNREALIZED APPRECIATION                            $   850,061,122
                                                                ===============

 *  Non-income producing security.

                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. HISTORY

   MML Series Investment Fund (the "MML Trust") is registered under the Investment Company Act of 1940 as a no-load, registered open-end, diversified management investment company. MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund (the "Funds") are the four series of shares of the MML Trust. The MML Trust is organized under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust.

   The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the MML Trust are not offered to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with generally accepted accounting principles.

   A. INVESTMENT VALUATION

   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange, or on the NASDAQ national market system. If securities are unlisted, or there is no reported sale price, the bid price of the prior trade date will be used. Long-term bonds are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size, trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

   For MML Equity Fund, MML Managed Bond Fund, and MML Blend Fund, short-term securities with more than sixty days to maturity from the date of purchase are valued at market and short-term securities having a maturity from the date of purchase of sixty days or less are valued at amortized cost. MML Money Market Fund's portfolio securities are valued at amortized cost in accordance with a rule of the Securities and Exchange Commission pursuant to which MML Money Market Fund must adhere to certain conditions. It is the intention of MML Money Market Fund to maintain a per share net asset value of $1.00.

   B. ACCOUNTING FOR INVESTMENTS

   Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts on short-term securities are amortized in determining interest income.

   The cost basis of long-term bonds is not adjusted for amortization of premium or accrual of discount since MML Managed Bond Fund and MML Blend Fund do not generally intend to hold such investments until maturity; however, the MML Trust has elected to accrue for financial reporting purposes, certain discounts which are required to be accrued for federal income tax purposes.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. FEDERAL INCOME TAX

   The MML Trust has established a policy for each of the Funds to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Funds will not be subject to federal income tax on any net investment income and any net capital gains to the extent they are distributed or are deemed to have been distributed to shareholders. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

   Pursuant to section 852 of the Internal Revenue Code, the MML Equity Fund, MML Managed Bond Fund and MML Blend Fund designated $93,227,079, $430,440 and $141,110,488; respectively, as capital gain dividends for the year ended December 31, 1998.

   D. FORWARD COMMITMENTS

   Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Forward commitments are not used for purposes of trading. Settlement for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Fund generally does not take delivery on these forward commitments, but such commitments are instead settled with offsetting transactions. When a forward commitment contract is closed, the Funds record a realized gain or loss. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they can not close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Fund monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. The Funds instruct the custodian to segregate liquid high quality assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repo rates. Such rates equate the counterparty's cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. At December 31, 1998, the fund had no open forward commitments.

   E. ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. CAPITAL LOSS CARRYFORWARD

   The accumulated net realized loss on investments for the MML Money Market Fund results in a capital loss carryforward of $11,997 which is available for federal income tax purposes to offset future capital gains. Of the total carryforward, $1,204 expires December 31, 2000, $201 expires December 31, 2001, $5,364 expires December 31, 2002, $841 expires December 31, 2003,
   $4,291 expires December 31, 2005 and $96 expires December 31, 2006.

4. INVESTMENT MANAGEMENT FEE

   MassMutual provides all investment advisory, management and administrative services needed by the Funds. For acting as such, MassMutual receives a quarterly fee from each Fund at the annual rate of .50% of the first $100,000,000 of the average daily net asset value of each Fund, .45% of the next $200,000,000, .40% of the next $200,000,000, and .35% of any excess over
   $500,000,000.

   MassMutual has entered into an investment sub-advisory agreement with David
   L. Babson and Company, Inc. ("Babson"), a wholly-owned subsidiary of DLB Acquisition Corporation which is a controlled subsidiary of MassMutual. The agreement provides that Babson manage the assets of MML Equity Fund and the assets of the Equity Sector of MML Blend Fund. MassMutual pays Babson a quarterly fee equal to an annual rate of .13% of the average daily net asset value of MML Equity Fund and the Equity Sector of MML Blend Fund.

   MassMutual has agreed, at least through April 30, 2000, to bear the expenses of the Funds to the extent that the aggregate expenses (excluding each Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during each Fund's fiscal year exceed .11% of the average daily net asset value of each Fund for such year. For the period ended December 31, 1998, MassMutual was not required to reimburse the Funds for any expenses.

5. PURCHASES AND SALES OF INVESTMENTS AND FORWARD COMMITMENTS

                                                                                     PROCEEDS
For the Year Ended                                             ACQUISITION          FROM SALES
December 31, 1998                                                  COST           AND MATURITIES
------------------                                           -----------------   -----------------
Investments
-----------
MML EQUITY FUND
   Equities                                                     $ 532,329,014       $ 375,620,947
   Short-term investments                                       3,415,135,119       3,419,754,586

MML MONEY MARKET FUND
   Short-term investments                                         784,174,293         755,231,689

MML MANAGED BOND FUND
   Bonds and notes                                                 45,558,302          33,056,996
   U.S. Government investments - long-term                         81,901,811          55,917,843
   Short-term investments                                         816,526,581         808,544,864

MML BLEND FUND
   Equities                                                       258,939,173         364,338,576
   Bonds and notes                                                151,825,174          49,564,280
   U.S. Government investments - long-term                        293,335,268         230,088,323
   Short-term investments                                       2,736,323,588       2,763,614,285

                                                                                       COST
Forward Commitments                                                                OF CONTRACTS
--------------------                                                             -----------------
MML MANAGED BOND FUND
   U.S. Treasury and GNMA Forward Commitment Contracts:
      Contracts opened                                                                $ 4,783,171
      Contracts closed                                                                  4,783,171
      Outstanding at December 31, 1998                                                          -

6. NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS

                                                          MML               MML
                                        MML              Money            Managed             MML
For the Year Ended                     Equity            Market             Bond             Blend
December 31, 1998                       Fund              Fund              Fund              Fund
------------------                 ---------------- ----------------- ----------------- -----------------
Shares
   Reinvestment of dividends             5,377,343         7,577,176         1,080,294        10,548,232
   Sales of shares                       7,903,059       188,771,360         4,363,667         6,180,424
   Redemptions of shares                (5,006,969)     (159,080,164)       (1,816,564)       (7,166,826)
                                   ---------------- ----------------- ----------------- -----------------
   Net Increase                          8,273,433        37,268,372         3,627,397         9,561,830
                                   ---------------- ----------------- ----------------- -----------------

Amount
   Reinvestment of dividends         $ 190,592,681       $ 7,577,176      $ 13,625,461     $ 257,252,297
   Sales of shares                     300,269,513       188,771,360        55,354,210       155,904,892
   Redemptions of shares              (188,112,102)     (159,080,164)      (22,972,939)     (180,183,660)
                                   ---------------- ----------------- ----------------- -----------------
   Net Increase                      $ 302,750,092      $ 37,268,372      $ 46,006,732     $ 232,973,529
                                   ---------------- ----------------- ----------------- -----------------

                                                          MML               MML
                                        MML              Money            Managed             MML
For the Year Ended                     Equity            Market             Bond             Blend
December 31, 1997                       Fund              Fund              Fund              Fund
-----------------                  ---------------- ----------------- ----------------- -----------------
Shares
   Reinvestment of dividends             2,662,123         7,322,166         1,010,861         5,871,667
   Sales of shares                       9,271,802       149,151,177         2,489,815         6,389,317
   Redemptions of shares                (2,391,566)     (160,539,000)       (2,025,214)       (4,905,462)
                                   ---------------- ----------------- ----------------- -----------------
   Net Increase (decrease)               9,542,359        (4,065,657)        1,475,462         7,355,522
                                   ---------------- ----------------- ----------------- -----------------

Amount
   Reinvestment of dividends          $ 79,295,107       $ 7,322,166      $ 12,205,431     $ 134,231,230
   Sales of shares                     316,494,460       149,151,177        30,449,264       152,709,148
   Redemptions of shares               (82,014,563)     (160,539,000)      (24,651,298)     (118,326,146)
                                   ---------------- ----------------- ----------------- -----------------
   Net Increase (decrease)           $ 313,775,004      $ (4,065,657)     $ 18,003,397     $ 168,614,232
                                   ---------------- ----------------- ----------------- -----------------

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
MML SERIES INVESTMENT FUND

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of the MML Equity Fund, the MML Money Market Fund, the MML Managed Bond Fund and the MML Blend Fund which are components of the MML Series Investment Fund (hereafter referred to collectively as the "MML Trust") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the MML Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP


Springfield, Massachusetts
February 25, 1999

MML Equity Index Fund

To Our Shareholders

Another Year of Expansion in the U.S.

1998 marked the eighth consecutive year of economic expansion in the United States, once again confounding those who were looking for the economy to falter. Real growth of gross domestic product for the year is likely to be somewhere around 3.75%, a shade under 1997's 3.8%. While economic growth continued apace, inflation remained virtually dormant, with the Consumer Price Index rising about 1.7%. Producer prices, which often lead changes in consumer prices, actually declined in 1998. Interest rates fell for most of the year, ending December at near-record low levels. Contributing to the easing of interest rates was the fact that the U.S. government had a $70 billion surplus in fiscal year 1998 after several decades of deficits. Another surplus is forecast for the current fiscal year.

Consumption and fixed investment both contributed strongly to the expansion in 1998. Thanks to solid income growth and another banner year for large cap growth stocks, consumers were able to maintain spending at high levels all year. Fixed investment benefited from steady increases in residential construction and producers' durable equipment o mainly computers and other business equipment. Investment in technology contributed not only to growth but also to gains in productivity.

The only broad-based drag on economic growth was the trade deficit, which grew by close to $100 million in 1998. The deficit was exacerbated by strong domestic growth, which spurred imports, and by serious financial problems abroad, which dampened foreign demand for U.S. goods and services and therefore limited U.S. exports.

Overseas: Some Progress, Some New Challenges

In Asia, where severe financial problems first came to a head in 1997, there was some progress. The stock markets of Thailand and South Korea rebounded noticeably in 1998, indicating that investors are beginning to overcome their generalized fear of Southeast Asian markets and instead are making investment decisions on a nation-specific basis. This is a key prerequisite for meaningful recovery in the region.

In Japan, political leaders finally adopted an aggressive plan to stimulate the economy and reform the country's ailing banking system. Policy is now moving in the proper direction, but it will be a long road back to economic health for Japan.

One key concern continues to be the extent to which the problems in Asia will spread to other emerging markets, and eventually to the U.S. This concern gained renewed force in August, when Russia announced a substantial devaluation of its currency, the ruble, and defaulted on much of its foreign debt. South America, particularly Brazil, also gave investors cause for concern in 1998.

Equities Take a Hit But Finish Strong

U.S. equities were uniformly strong during the first three months of the year, as concerns about Asia receded into the background and investors focused on strong economic growth. In April, a two-tiered market emerged, with large-capitalization technology and other growth issues leading the S&P 500 Index and the Dow Jones Industrial Average higher through mid-July. The Russell 2000 Index, however, trended lower throughout the second quarter, indicating that many small-capitalization stocks were not participating in the rally. Indeed, even the S&P 500's gains, at its high water mark in July, were largely due to its twenty largest components. The rally, therefore, was quite narrow.

In the third quarter, amid Russia's financial difficulties and renewed concerns about Asia, stocks turned south, giving up all they had gained earlier in the year and then some in many cases. A flight to quality ensued in which investors shunned stocks in general. Especially hard hit were small-capitalization issues, technology stocks, and other sectors perceived to have more than average risk. With the financial markets reeling, the Federal Reserve Board stepped in, lowering interest rates three times in three months. Stocks responded with a vigorous fourth-quarter rally, again concentrated primarily in growth stocks. The Dow Jones Industrial Average, S&P 500 Index, NASDAQ Composite Index and Russell 2000 Index ended 1998 with returns of 18.17%, 28.58%, 39.63% and -2.55%, respectively. The disparity in performance between the different market segments is especially evident in the latter two indices.

Bonds Ride the Roller Coaster, Too

Bonds were by no means immune to the third quarter's volatility. Up to that point, interest rates, which began the year at low levels, had trended irregularly lower, as the yield curve gradually flattened. Although first-half credit spreads widened in January and June, new issuance remained at relatively healthy levels due to the low absolute level of interest rates.

In August, trouble began brewing in the credit markets when Russia's devaluation and default caused a number of hedge funds to liquidate some large credit positions. Panic ensued, and spreads widened dramatically, especially between corporate issues and Treasuries, as investors sold corporate securities and fled to the safety of Treasury securities.

As happened with equities, the credit markets recovered somewhat when the Federal Reserve Board lowered interest rates. Spreads narrowed considerably by year-end, although not nearly to their levels before the crisis.

Looking Ahead to 1999

The central economic event of 1999 is likely to be a mild slowdown in the U.S. economy. The lower rate of expansion in non-farm payrolls in the second half of 1998, together with the associated easing of personal income growth, makes it unlikely that consumers will be able to keep spending at 1998's brisk rate. Softness in corporate earnings, a symptom of reduced consumer spending, may be evident. Federal Reserve Board policy, which was extremely accommodating in response to the 1998 crisis in the financial markets, has returned to a neutral stance and will likely remain so until circumstances clearly mandate a change. Inflation may rise a little but should remain unthreatening. In this environment, MassMutual should continue to serve shareholders well with its focus on thorough research and identifying value in the financial markets.


                                           /s/ Stuart H. Reese
                                           Stuart H. Reese
                                           President
                                           MML Series Investment Fund

January 29, 1999

MML EQUITY INDEX FUND

FUND      RUSSELL
10,000    10,000  -  5/1/97
11,080    11,084  -  6/30/97
12,192    12,256  - 12/31/97
14,343    14,426  -  6/30/98
15,634    15,758  - 12/31/98

MML Equity Index Fund Portfolio Review

For the year ending December 31, 1998, the portfolio realized a total return of 28.22%/*/, while the Standard & Poor's 500 Stock Index had a total return of 28.58%. The portfolio is designed to replicate the large capitalization United States equity market as it is represented by the S&P 500 Index for the same period. Large capitalization equities posted very strong results for the year, outperforming both small and mid capitalization stocks. Among the best performing groups in the S&P 500 Index for the year were communications companies, apparel retailers, and general retailers.

As a portfolio that mirrors the holdings of an existing stock index, we will continue to make the appropriate changes in accordance with the portfolio's investment objective.

/*/ The return reflects changes in the net asset value per share without the deduction of any insurance product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

MML Equity Index Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS
Investments at value (See Schedule of Investments)
  (Notes 2A, 2B, and 4)
 Equities (Indentified cost: $24,433,380)                                                                    $  35,412,357
 Short-term investments (Identified cost: $615,085)                                                                615,094
                                                                                                             -------------
 Total Investments                                                                                              36,027,451
                                                                                                             -------------
Cash                                                                                                                   171
Interest and dividends receivable                                                                                   40,154
Receivables for investment securities sold                                                                         208,905
Variation margin on futures contracts                                                                                1,700
Subscriptions receivable                                                                                           273,724
Reimbursement receivable                                                                                            29,698
                                                                                                             -------------
 Total Assets                                                                                                   36,579,803
                                                                                                             -------------

LIABILITIES
Payable for investment securities purchased                                                                        463,926
Investment management fee payable (Note3)                                                                           32,098
Accrued trustees' fees                                                                                               6,811
Accrued audit fees                                                                                                   7,691
                                                                                                             -------------
 Total Liabilities                                                                                                 510,526
                                                                                                             -------------
NET ASSETS                                                                                                   $  36,069,277
                                                                                                             =============

Net assets consist of:
Series shares (par value $.01 per share: an unlimited number authorized) (Note 5)                            $      23,838
Additional paid-in capital                                                                                      25,019,067
Undistributed net investment income (Note 2C and 2D)                                                                   682
Undistributed net realized gain on investments                                                                      22,670
Net unrealized appreciation on Investments (Note 2A)                                                            11,003,220
                                                                                                             -------------
NET ASSETS                                                                                                   $  36,069,277
                                                                                                             =============
Outstanding series shares                                                                                        2,363,757
                                                                                                             =============
Net asset value per share                                                                                    $       15.26
                                                                                                             =============

                       See Notes to Financial Statements

MML Equity Index Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 1998

Investment Income (Note 2B)
Dividends (net of foreign withholding tax of $100)                                     $  433,812
Interest                                                                                    9,179
                                                                                       ----------
Total Income                                                                              442,991
                                                                                       ----------
Expenses
Investment management fee (Note 3)                                                        117,349
Audit fees                                                                                 29,795
Trustees' fees                                                                             28,350
                                                                                       ----------
 Total expenses                                                                           175,494
Expenses reimbursed (Note 3)                                                              (29,698)
                                                                                       ----------
 Net expenses                                                                             145,796
                                                                                       ----------

Net Investment Income (Note 2C and 2D)                                                    297,195
                                                                                       ----------
Net realized and unrealized gain on investments (Notes 2A, 2B, 2C and 2D)
Net realized gain on Investments (Notes 2B, 2C and 2D)                                    255,853
Net change in unrealized appreciation on investments (Note 2A)                          6,831,658
                                                                                       ----------
Net gain on investments                                                                 7,087,511
                                                                                       ----------
Net increase in net assets resulting from operations                                   $7,384,706
                                                                                       ==========

                      See Notes to Financial Statements.

MML Equity Index Fund

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1998 and *For the Period May 1, 1997 (Commencement of Operations) through December 31, 1997

Increase in net assets

Operations:                                                                                 1998                   1997*
                                                                                            ----                   -----
Net Investment Income                                                                   $    297,195           $   184,598
Net realized gain on investments                                                             255,853                41,673
Net change in unrealized appreciation on investments                                       6,831,658             4,171,562
                                                                                        ------------           -----------
Net increase in net assets resulting from operations                                       7,384,706             4,397,833
Distributions to shareholders from:
 Net investment Income                                                                      (296,748)             (184,363)
Net realized gains on investments                                                           (239,134)              (41,726)
                                                                                        ------------           -----------
Decrease in net assets from distributions to shareholders                                   (536,882)             (226,089)
Net increase in capital share transactions                                                 5,018,690            20,030,019
                                                                                        ------------           -----------
Total increase                                                                            11,867,514            24,201,763

NET ASSETS, at beginning of year/period                                                   24,201,763                     -
                                                                                        ------------           -----------

NET ASSETS, at end of year                                                              $ 36,069,277           $ 24,201,763
                                                                                        ============           ============

Undistributed net investment income included in net assets at end of the year           $        682           $        235
                                                                                        ============           ============

                      See Notes to Financial Statements.

MML Equity Index Fund

FINANCIAL HIGHLIGHTS

Selected per share data for the series share outstanding throughout for the periods ended:

                                                                                                              For the Period
                                                                                                                May 1 ,1997
                                                                                                             (Commencement of
                                                                                  For the year Ended        Operations) through
                                                                                   December 31, 1998         December 31, 1997*
                                                                                  ------------------        -------------------
Net asset value:
 Beginning of period                                                                   $12.080                   $10.000
                                                                                       -------                   -------
Income from Investment operations:
Net Investment Income                                                                    0.128                     0.092
Net realized and unrealized gain on investments                                          3.284                     2.101
                                                                                       -------                   -------
Total from investment operations                                                         3.412                     2.193
                                                                                       -------                   -------
Less distributions:
Dividends from net investment income                                                    (0.128)                   (0.092)
Distributions from net realized gains                                                   (0.104)                   (0.021)
                                                                                       -------                   -------
Total distributions                                                                     (0.232)                   (0.113)
                                                                                       -------                   -------
Net asset value:
 End of year                                                                           $15.260                   $12.080
                                                                                       =======                   =======
Total return**                                                                           28.22%                    21.39% **
Net assets ( In millions):                                                             $ 36.07                   $ 24.20
Ratio of operating expenses to average net assets:
 Before expense waiver                                                                    0.60%                     0.43% **
 After expense waiver                                                                     0.50%                        -
Ratio of net investment income to average net assets:
 Before expense waiver                                                                    0.91%                     0.80% **
 After expense waiver                                                                     1.01%                        -
Portfolio turnover rate                                                                   5.19%                     2.00%

*   The Fund commenced operations on May 1, 1997.
**  Percentages represent results for the period and are not annualized.
*** Total return Information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products, inclusion of these charges would reduce the total return figures for the period shown.

                      See Notes to Financial Statements.

MML Equity Index Fund

SCHEDULE OF INVESTMENTS
December 31, 1998

                                                     Number           Market
                                                       of              Value
                                                     Shares         (Note 2A)
                                                    --------       ------------
EQUITIES-98.18%

Advertising-0.20%
     Interpublic Group of Co's., Inc.                   450        $    35,887
     Omnicom Group, Inc.                                600             34,800
                                                    --------       ------------
                                                      1,050             70,687
                                                    --------       ------------
Aerospace-1.21%
     Allied Signal, Inc.                              2,100             93,056
     Boeing Co.                                       3,510            114,514
     General Dynamics Corp.                             400             23,450
     Lockheed Martin Corp.                              700             59,325
     Northrop Corp.                                     200             14,625
     Textron Inc.                                       600             45,563
     United Technologies Corp.                          800             87,000
                                                    --------       ------------
                                                      8,310            437,533
                                                    --------       ------------
Airlines-0.33%
     AMR Corp*                                          700             41,562
     Delta Air Lines, Inc.                              800             31,200
     Southwest Airlines Co.                           1,125             25,242
     US Airways Group, Inc.*                            400             20,800
                                                    --------       ------------
                                                      2,825            118,804
                                                    --------       ------------
Apparel, Textiles, Shoes-0.19%
     Fruit of the Loom, Inc*                            300              4,144
     Liz Claiborne, Inc.                                200              6,313
     NIKE, Inc. Class B                                 900             36,506
     Reebok International, Inc.*                        100              1,488
     VF Corp.                                           400             18,750
                                                    --------       ------------
                                                      1,900             67,201
                                                    --------       ------------
Automobile-1.20%
     Ford Motor Co.                                   4,300            252,356
     General Motors Corp.                             2,400            171,900
     Navistar International Corp.*                      300              8,550
                                                    --------       ------------
                                                      7,000            432,806
                                                    --------       ------------
Automobile Parts & Equipment-0.28
     AutoZone, Inc.*                                    400             13,175
     Cummins Engine, Inc.                               100              3,550
     Dana Corp.                                         485             19,824
     Genuine Parts Co.                                  600             20,062
     Jonhson Controls Inc.                              300             17,700
     Pep Boys-Manny, Moe & Jack                         200              3,138
     TRW, Inc.                                          400             22,475
                                                    --------       ------------
                                                      2,485             99,924
                                                    --------       ------------
Banks-8.61%
     Bank One Corp.                                   4,110            209,867
     Bank of New York, Inc                            2,600            104,650
     BankAmerica Corp.                                6,127            368,386
     BankBoston Corp.                                 1,000             38,937
     Bankers Trust, New York Corp.                      500        $    42,719
     BB&T Corp.                                       1,000             40,312
     Chase Manhattan Corp.                            3,200            217,800
     Citigroup, Inc.                                  8,078            399,861
     Comerica, Inc.                                     550             37,503
     Firstar Corp.                                      900             83,925
     Fifth Third Bancorporation                         975             69,590
     First Union Corp.                                3,496            212,600
     Fleet Financial Group, Inc.                      2,000             89,375
     Huntington Bancshares                              660             19,841
     KeyCorp( New)                                    1,600             51,200
     MBNA Corp.                                       2,675             66,708
     Mellon Bank Corp.                                  900             81,875
     Mercantile Bancorporation, Inc,                    500             23,062
     Morgan Stanley, Dean Witter, Discover & Co.      2,125            150,875
     Morgan(J.P.)& Co., Inc.                            600             63,037
     National City Corp.                              1,200             86,400
     Northern Trust Corp.                               400             34,925
     PNC Bank Corp.                                   1,100             59,538
     Regions Financial Corp.                            700             28,219
     Republic New York Corp.                            400             18,225
     State Street Corp.                                 600             41,738
     Summit Bancorp                                     500             21,844
     SunTrust Banks, Inc.                               800             61,200
     Union Planters Corp.                               400             18,125
     U.S. Bancorp                                                       93,401
     Wachovia Corp.                                     700             61,206
     Wells Fargo & Co.                                5,700            227,644
                                                    --------       ------------
                                                     58,727          3,104,528
                                                    --------       ------------

Broadcasting-0.16%
     Clear Channel Communications*                      900             49,050
     Meredith Corp.                                     200              7,575
                                                    --------       ------------
                                                      1,100             56,625
                                                    --------       ------------

Building Materials-1.12%
     Centex Corp.                                       200              9,012
     Crane Co.                                          300              9,058
     Fleetwood Enterprises                              100              3,476
     Home Depot, Inc.                                 5,500            336,531
     Kaufman & Broad Home Corp.                         100              2,875
     Masco Corp.                                      1,200             34,500
     Pall Corp.                                         400             10,125
                                                    --------       ------------
                                                      7,800            405,574
                                                    --------       ------------

MML Equity Index Fund

December 31, 1998

                                             Number          Market
                                               of             Value
                                             Shares        (Note 2A)
                                            --------      ------------
EQUITIES (Continued)

Business Equipment and Supplies-2.46%
   Avery Dennison Corp.                         400       $    18,025
   Ikon Office Solutions                        400             3,425
   International Business Machines Corp.      3,300           609,675
   Pitney Bowes, Inc.                         1,000            66,063
   Staples Inc.*                              1,100            48,056
   Xerox Corp                                 1,200           141,600
                                            --------      ------------
                                              7,400           886,844
                                            --------      ------------
Business Services-0.32%
   Cendant Corp.*                             2,961            56,444
   Deluxe Corp.                                 200             7,312
   FDX Corp.*                                   560            49,840
   Moore Corp. Ltd.                             300             3,300
                                            --------      ------------
                                              4,021           116,896
                                            --------      ------------
Chemicals And Plastic-2.06%
   Air Products & Chemicals Inc.                800            32,000
   Dow Chemical Co.                             800            72,750
   DuPont(E.I.) de Nemours & Co.              4,000           225,250
   Eastman Chemical Co.                         300            13,426
   Ecolab, Inc.                                 400            14,475
   Engelhard Corp.                              500             9,750
   FMC Corp.*                                   100             5,600
   Grace (W.R.) & Co.                           200             3,137
   Great Lakes Chemical Corp.                   200             8,000
   Hercules, Inc.                               300             8,213
   Kerr-McGee Corp.                             200             7,650
   Mallinckrodt Group, Inc.                     300             9,244
   Minnesota Mining & Manufacturing Co.       1,400           102,200
   Mons?nto Co.                               2,100            99,750
   Morton International, Inc                    400             9,800
   Nalco Chemical Co.                           200             6,200
   Praxair, Inc                                 500            17,625
   Raychem Corp.                                200             6,463
   Rockwell International Corp.                 700            33,994
   Rohm & Haas Co.                              600            18,075
   Sigma-Aldrich Corp.                          300             8,613
   Union Camp Corp.                             200            13,500
   Union Carbide Corp.                          400            17,000
                                            --------      ------------
                                             15,100           742,914
                                            --------      ------------
Coal-0.13%
   CSX Corp.                                    700            29,050
   Eastern Enterprises                          100             4,375
   Fluor Corp.                                  300            12,769
                                            --------      ------------
                                              1,100            48,194
                                            --------      ------------

Communication Equipment-1.27%
   Cabletron Systems, Inc*                      500       $     4,187
   GTE Corp.                                  3,400           221,000
   Harris Corp.                                 200             7,325
   Motorola, Inc.                             2,100           128,23l
   National Semiconductor Corp.*                700             9,450
   Scientific-Atlanta, Inc.                     200             4,563
   Sprint PCS Group.                          1,450            33,531
   Tellabs, Inc.*                               700            47,994
                                            --------      ------------
                                              9,250           456,251
                                            --------      ------------

Computer Hardware, Software or Services-11.00%
   Adobe Systems, Inc.                          200             9,350
   Advance Micro Devices, Inc.*                 400            11,575
   AMP, INC.                                    700            36,444
   Apple Computer, Inc.*                        400            16,375
   Autodesk, Inc.                               200             8,537
   Automatic Data Processing, Inc.            1,100            88,206
   BMC Software, Inc.*                          700            31,194
   Ceridian Corp.*                              300            20,944
   CISCO Systems Inc.                         5,625           522,070
   Compaq Computer Corp.                      5,892           247,096
   Computer Associates International, Inc.    2,150            91,644
   Computer Sciences Corp.*                     600            38,662
   Compuware Corp.*                             700            54,887
   Data General Corp.*                          100             1,644
   Dell Computer Corp.                        4,500           329,344
   Electronic Data Systems Corp.              1,700            85,425
   Gateway 2000 Inc.*                           600            30,712
   Honeywell, Inc.                              400            30,125
   IntelCorp,                                 5,900           699,519
   Microsoft Corp.*                           8,800         1,220,450
   Novell Inc.*                               1,100            19,938
   Oracle Systems Corp.                       3,300           142,313
   Parametric Technology Corp.*               1,000            16,375
   Peoplesoft, Inc.*                            800            15,150
   Seagate Technologies, Inc.*                  800            24,200
   Solectron Corp.*                             400            37,175
   Sun Microsystems, Inc.*                    1,300           111,313
   Unisys Corp.*                                800            27,550
                                            --------      ------------
                                             50,457         3,968,017
                                            --------      ------------
Computer Semiconductors-0.57%
   Applied Materials, Inc.*                   1,200            51,225
   EMC Corp.                                  1,800           153,000
                                            --------      ------------
                                              3,000           204,225
                                            --------      ------------

MML EQUITY INDEX FUND

December 31, 1998

                                                     Number           Market
                                                       of              Value
                                                     Shares         (Note 2A)
                                                    --------       ------------
EQUITIES (Continued)

Consumer Non-Durable-3.65%
     Corning, Inc                                       700        $    31,500
     General Electric Corp.                          11,600          1,183,825
     Grainger (W.W.), Inc.                              400             16,650
     Lowe's Co's., Inc.                               1,200             61,425
     Newell Co.                                         600             24,750
                                                    --------       ------------
                                                     14,500          1,318,250
                                                    --------       ------------
Consumer Services-0.22%
     Block (H&R), Inc.                                  400             18,000
     Paychex, Inc.                                      600             30,863
     Service Corp. International                        800             30,450
                                                    --------       ------------
                                                      1,800             79,313
                                                    --------       ------------
Consumer Staples-0.07%
     Pioneer Hi-Bred International, Inc.              1,000             27,000
                                                    --------       ------------

Containers-0.13%
     Ball Corp.                                         100              4,575
     Crown Cork & Seal Co., Inc.                        400             12,325
     Owens-Illnois, Inc.*                               600             15,313
     Sealed Air Corp,*                                  307             15,676
                                                    --------       ------------
                                                      1,307             47,889
                                                    --------       ------------
Cosmetics-Tolletry-0.14%
     Alberto-Culver Co., Class B                        200              5,337
     Avon Products, Inc.                              1,000             44,250
                                                    --------       ------------
                                                      1,200             49,587
                                                    --------       ------------
Diversified-1.58%
     Aeroquip-Vickers, Inc.                             100              2,994
     CBS Corp.                                        2,500             61,675
     Fortune Brands, Inc.                               500             15,812
     Loews Corp.                                        400             39,300
     Raylheon Co., Class B                            1,200             63,900
     Tyco International Ltd.                          2,328            175,619
     Unilever N.V.                                    2,300            190,756
                                                    --------       ------------
                                                      9,328            570,256
                                                    --------       ------------
Electrical Equipment-1.20%
     Cooper Industries, Inc.                            400             19,075
     FirstEnergy Corp.*                                 800             26,050
     Foster Wheeler Corp.                               100              1,319
     Hewlett-Packard Co.                              3,700            252,756
     Tektronix, Inc,                                    150              4,509
     Texas Instruments, Inc.                          1,400            119,788
     Thomas & Betts Corp.                               200              8,663
                                                    --------       ------------
                                                      6,750            432,160
                                                    --------       ------------
Electronics-0.47%
     Eaton Corp.                                        300             21,206
     EG&G, Inc.                                         200              5,562
     Emerson Electric Co.                             1,600             96,800
     General Instrument, Corp.*                         600             20,287
     KLA-Tencor Corp.*                                  200              8,675
     Tandy Corp.                                        400             16,475
                                                    --------       ------------
                                                      3,300            169,005
                                                    --------       ------------
Energy and Resources-0.05%
     Burlington Resources, Inc.                         552             19,768
                                                    --------       ------------

Entertainment-1.52%
     Brunswick Corp.                                    300              7,425
     Disney (Walt) Co.                                7,200            216,000
     Harcourt General Corp.                             300             15,975
     Hasbro,Inc.                                        400             14,450
     King World Productions, Inc.                       200              5,887
     Mattel, Inc.                                       900             20,531
     Time Warner, Inc.                                4,300            266,869
                                                    --------       ------------
                                                     13,600            547,137
                                                    --------       ------------
Financial Services-3.50%
     American Express Co.                             1,600            163,600
     American General Corp.                             910             70,980
     Associates First Capital Corp.                   2,496            105,768
     Bear Steams Co's., Inc.                            400             14,950
     Capital One Financial Corp.                        200             23,000
     Countrywide Credit Industries                      400             20,076
     Dow Jones & Co., Inc.                              300             14,437
     Equifax, Inc.                                      400             13,675
     Federal Home Loan Mortgage Corp.                 2,400            154,650
     Federal National Mortage Association             3,700            273,800
     First Data Corp.                                 1,500             47,531
     Franklin Resources, Inc.                           800             25,600
     Household International, Inc.                    1,813             71,840
     Lehman Brothers Holdings, Inc.                     400             17,625
     Merill Lynch & Co., Inc.                         1,300             86,775
     Pulte Corp.                                        200              5,583
     Schwab (Charles) Corp.                           1,575             88,495
     SLM Holding Corp.                                  600             28,800
     Synovus Financial Corp.                            900             21,938
     Temple-Inland, Inc.                                200             11,863
                                                    --------       ------------
                                                     22,094          1,260,965
                                                    --------       ------------


MML Equity Index Fund

December 31, 1998

                                                   Number            Market
                                                     of               Value
                                                   Shares           (Note 2A)
                                               -------------      -------------
EQUITIES (Continued)

FOOD AND BEVERAGES-5.88%
     Albertson's Inc.                                    900       $     57,319
     Anheuser-Busch Co's., Inc.                        1,700            111,562
     Bestfoods                                         1,000             53,250
     Campbell Soup Co.                                 1,600             88,000
     Coco-Cola Co.                                     8,700            581,812
     Coco-Cola Enterprises, Inc.                       1,400             50,050
     ConAgra, Inc.                                     1,600             50,400
     Coors (Adolph) Co., Class B                         100              5,644
     RJR Nabisco Holdings Corp.                        1,100             32,656
     Heinz (H.J.) Co.                                  1,300             73,613
     Hershey Foods Corp.                                 500             31,094
     Kellogg Co.                                       1,400             47,775
     PepsiCo, Inc.                                     5,200            212,875
     Philip Morris Co's., Inc.                         8,500            454,750
     Quaker Oats Co.                                     500             29,750
     Ralston-Purina Group                              1,200             38,850
     Sara Lee Corp.                                    3,200             90,200
     Seagram Co. Ltd.                                  1,400             53,200
     UST, Inc.                                           600             20,925
     Wrigley (Wm) Jr. Co.                                400             35,825
                                               -------------      -------------
                                                      42,300          2,119,550
                                               -------------      -------------
FOOD DISTRIBUTION-1.01%
     Archer-Daniels-Midland Co.                        1,984             34,100
     Costco Co's., Inc.*                                 800             57,750
     General Mills, Inc.                                 600             46,650
     Great Atlantic & Pacific Tea Co. Inc.               100              2,962
     Kroger Co.                                          900             54,450
     Safeway, Inc.*                                    1,700            103,594
     Supervalu, Inc.                                     400             11,200
     Sysco Corp.                                       1,200             32,925
     Winn Dixie Stores, Inc.                             500             22,438
                                               -------------      -------------
                                                       8,184            366,069
                                               -------------      -------------
GLASS PRODUCTS-0.12%
     Owens Corning Fiberglass Corp.                      200              7,088
     PPG Industries, Inc.                                600             34,950
                                               -------------      -------------
                                                         800             42,038
                                               -------------      -------------
HEALTH CARE FACILITIES-0.28%
     Columbia/HCA Healthcare Corp.                     2,300             56,925
     HCR Manor Care, Inc.*                               300              8,812
     Humana, Inc.*                                       500              8,906
     Tenet Healthcare Corp.*                           1,000             26,250
                                               -------------      -------------
                                                       4,100            100,893
                                               -------------      -------------

HEALTHCARE PRODUCTS-4.94%
     Abbott Laboratories                               5,400      $     264,600
     Allergan, Inc.                                      200             12,950
     American Home Products Corp.                      4,600            269,037
     Bausch & Lomb Inc.                                  200             12,000
     Becton, Dickinson & Co.                             800             34,150
     Merck & Co., Inc.                                 4,200            620,287
     Pfizer, Inc.                                      4,600            577,013
                                               -------------      -------------
                                                      20,000          1,780,037
                                               -------------      -------------
HOLDING COMPANIES-0.20%
     Providian Financial Corp.                           550             41,250
     Public Service Enterprise                           800             32,000
                                               -------------      -------------
                                                       1,350             73,250
                                               -------------      -------------
HOME APPLIANCES-0.33%
     Black & Decker Corp.                                300             16,819
     Illinois Tool Works, Inc.                           900             52,200
     Maytag Corp.                                        300             18,675
     Snap-On, Inc.                                       200              6,963
     Stanley Works                                       300              8,325
     Whirlpool Corp.                                     300             16,613
                                               -------------      -------------
                                                       2,300            119,595
                                               -------------      -------------
HOME FURNISHINGS AND HOUSEWARES-0.09%
     Armstrong World                                     100              6,031
     Rubbermaid, Inc.                                    500             15,719
     Springs Industries, Inc.                            200              8,288
     Tupperware Corp.                                    200              3,288
                                               -------------      -------------
                                                       1,000             33,326
                                               -------------      -------------
HOTELS AND RESTAURANTS-0.77%
     Darden Restaurants, Inc.                            500              9,000
     Harrah's Entertainment Corp.*                       300              4,706
     Hilton Hotels Corp.                                 800             15,300
     Marriott International, Inc., Class A               800             23,200
     McDonald's Corp.                                  2,400            183,900
     Mirage Resorts, Inc.*                               600              8,963
     Tricon Global Restaurants, Inc.*                    490             24,561
     Wendy's International, Inc.                         400              8,725
                                               -------------      -------------
                                                       6,290            278,355
                                               -------------      -------------
INTERNET SOFTWARE-0.80%
     America Online*                                   1,800            288,000
                                               -------------      -------------

MML Equity Index Fund

December 31, 1998


                                                Number        Market
                                                  of           Value
                                                Shares       (Note 2A)
                                               --------     ------------
EQUITIES (Continued)

Insurance-3.30%
   Aetna Life & Casualty Co.                        500      $   39,312
   Allstate Corp.                                 3,000         116,875
   American International Group, Inc.             3,675         355,097
   AON Corp.                                        600          33,225
   Chubb Corp.                                      600          38,825
   CIGNA Corp.                                      900          69,581
   Cincinnati Financial Corp.                       600          21,875
   Conseco, Inc.                                  1,158          35,391
   Hartford Financial Services Group, Inc.          800          43,900
   Jefferson-Pilot Corp.                            400          30,000
   Lincoln National Corp.                           400          32,725
   Marsh & McLennan Co'.s, Inc.                     900          62,694
   MBIA, Inc.                                       400          26,225
   MGIC Investment Corp.                            400          15,925
   Progressive Corp.                                300          50,813
   Provident Co'.s, Inc.                            500          20,750
   SAFECO Corp.                                     400          17,175
   St. Paul Co'.s, Inc.                             823          28,605
   SunAmerica, Inc.                                 800          64,900
   Torchmark Corp.                                  400          14,125
   Transamerica Corp.                               200          29,100
   United Healthcare Corp.                          700          30,144
   UNUM Corp.                                       500          29,188
                                               --------     -----------
                                                 18,956       1,189,550
                                               --------     -----------
Machinery And Heavy Equipment-0.43%
   Caterpillar, Inc.                              1,300          58,800
   Millacron Inc.                                   100           1,925
   Deere & Co.                                      800          26,500
   Dover Corp.                                      800          29,300
   Ingersoll-Rand Co.                               600          28,162
   Parker-Hannifin Corp.                            300           9,825
                                               --------     -----------
                                                  3,900         155,512
                                               --------     -----------
Manufacturing-0.91%
   Alcan Aluminum Ltd.                              700          18,944
   Aluminum Co. of America                          700          52,194
   Boston Scientific Corp.*                       1,400          37,537
   Briggs & Stratton Corp.                          100           4,988
   Brown-Forman Corp., Class B                      200          15,137
   Case Corp.                                       300           6,544
   Danaher Corp.                                    500          27,000
   LSI Logic Corp.*                                 500           8,082
   Micron Technology, Inc.*                         800          40,450
   PACCAR Inc.                                      300          12,338
   Reynolds Metals Co.                              300          15,806
   Sherwin-Williams Co.                             600          17,625
   Silicon Graphics, Inc.*                          600           7,725
   Themo Electron Corp.*                            600          10,163
   3COM Corp.*                                    1,200          53,775
                                               --------     -----------
                                                  8,800         328,288
                                               --------     -----------
Medical Instruments Services And Supplies-1.28%
   Bard (C.R.), Inc.                                200           9,900
   Baxter International, Inc.                     1,000          64,312
   Blomet, Inc.                                     300          12,075
   Cardinal Health, Inc.                            750          66,906
   Guidant Corp.                                    600          66,150
   HBO & Co.                                      1,600          45,900
   HEALTHSOUTH Corp.                              1,400          21,612
   IMS Health, Inc.                                 600          45,262
   Medtronic, Inc.                                1,700         126,225
   Shared Medical Systems Corp.                     100           4,988
   St. Jude Medical, Inc.*                          300           8,306
                                               --------     -----------
                                                  8,550         461,638
                                               --------     -----------
Metals And Mining-0.28%
   Allegheny Teledyne, Inc.                         700          14,306
   ASARCO, Inc.                                     100           1,506
   Barrick Gold Corp.                             1,300          25,350
   Battle Mountain Gold Co.                         700           2,887
   Cyprus Amex Minerals Co.                         300           3,000
   Freeport-McMoRan Copper & Gold, Inc., Glass      600           6,263
   Homestake Mining Co.                             800           7,350
   Inco Ltd.                                        600           6,337
   Newmont Mining Corp.                             472           8,525
   Phelps Dodge Corp.                               300          15,263
   Placer Dome, Inc.                              1,000          11,500
                                               --------     -----------
                                                  6,872         102,287
                                               --------     -----------
Natural Gas-0.33%
   Columbia Energy Group                            300          17,325
   Consolidated Natural Gas Co.                     300          16,200
   Enron Corp.                                    1,200          68,475
   NICOR, Inc.                                      100           4,225
   ONEOK, Inc.                                      100           3,613
   Sonat, Inc.                                      300           8,119
                                               --------     -----------
                                                  2,300         117,957
                                               --------     -----------

MML Equity Index Fund

December 31, 1998

                                                        Number       Market
                                                          of          Value
                                                        Shares      (Note 2A)
                                                     -----------   ----------
EQUITIES (Continued)
News and Publishing-0.40%
  Gannett Co, Inc.                                      1,000      $   64,500
  Knight-Ridder, Inc.                                     300          15,337
  New York Times Co., Class A                             600          20,812
  Times Mirror Co., (New), Class A                        300          16,800
  Tribune Co.                                             400          26,400
                                                     -----------   -----------
                                                        2,600         143,849
                                                     -----------   -----------
Oil-5.34%
  Amerada Hess Corp.                                      300          14,925
  Anadarko Petroleum Co.                                  400          12,350
  Apache Corp.                                            300           7,594
  Ashland, Inc.                                           300          14,512
  Atlantic Richfield Co.                                1,100          71,776
  Baker Hughes, Inc.                                    1,040          18,395
  Chevron Corp.                                         2,300         190,756
  Coastal Corp.                                           800          27,950
  Exxon Corp.                                           8,600         628,875
  Halliburton Corp.                                     1,600          47,400
  McDermott International, Inc.                           200           4,937
  Mobil Corp.                                           2,800         243,950
  Occidental Petroleum Corp.                            1,300          21,938
  Oryx Energy Co.*                                        400           5,375
  Phillips Petroleum Co.                                  900          38,363
  Royal Dutch Petroleum Co.                             7,500         359,063
  Tenneco, Inc.                                           500          17,031
  Texaco, Inc.                                          1,900         100,463
  Union Pacific Corp.                                     900          40,?56
  Union Pacific Resources Group                           800           7,250
  Unocal Corp.                                            800          23,350
  USX-Marathon Group Common (New)                       1,000          30,125
                                                     -----------   -----------
                                                       35,740       1,926,933
                                                     -----------   -----------
Oil Equipment and Services-0.26%
  Helmerich & Payne, Inc.                                 400           7,750
  Schlumberger Ltd.                                     1,900          87,638
                                                     -----------   -----------
                                                        2,300          95,388
                                                     -----------   -----------
Paper and Forest Products-0.83%
  Bernis Co., Inc.                                        200           7,587
  Bolse Cascade Corp.                                     200           6,200
  Champion International Corp.                            300          12,150
  Fort James Corp.                                        800          32,000
  Georgia-Pacific Corp.                                   300          17,569
  Harrischfeger Industries, Inc.                          100           1,019
  International Paper Co.                               1,000          44,812
  Kimberly-Clark Corp.                                  1,900         103,550
  Louisiana Pacific Corp.                                 300      $    5,494
  Mead Corp.                                              500          14,656
  Pollatch Corp.                                          100           3,688
  Weyerhaeuser Co.                                        700          35,569
  Willamette Industries, Inc.                             400          13,400
                                                     -----------   -----------
                                                        6,800         297,694
                                                     -----------   -----------
Personal Items-2.63%
  Colgate-Palmolive Co.                                 1,000          92,875
  Gillette Co.                                          3,900         188,419
  International Flavors & Fragrances, Inc.                300          13,2?6
  Jostens, Inc.                                           200           5,238
  Proctor & Gamble Co.                                  4,700         429,169
  Warner-Lambert Co.                                    2,900         218,044
                                                     -----------   -----------
                                                       13,000         947,001
                                                     -----------   -----------
Petroleum Refining-0.1?%
  Rowan Co's.*                                            300           3,000
  Sunoco Co.                                              300          10,819
  Williams Co's., Inc.                                  1,500          4?,781
                                                     -----------   -----------
                                                        2,100          60,600
                                                     -----------   -----------

Pharmaceuticals-4.50%
  ALZA Corp.                                              300          15,675
  Bristol-Myers Squibb Co.                              3,500         468,344
  Johnson & Johnson                                     4,800         402,600
  Lily (Eli) & Co.                                      3,900         346,612
  Pharmacia & Upjohn, Inc.                              1,800         101,925
  Schering-Plough Corp.                                 5,200         287,300
                                                     -----------   -----------
                                                       19,500       1,622,456
                                                     -----------   -----------

Photographic Equipment and Supplies-0.23%
  Eastman Kodak Co.                                     1,100          79,200
  Polaroid Corp.                                          200           3,738
                                                     -----------   -----------
                                                        1,300          82,938
                                                     -----------   -----------

Printing and Publishing-0.26%
  American Greetings Corp., Class A                       200           8,212
  Donnelly(RR) & Sons Co.                                 500          21,906
  Dun & Bradstreet Corp.                                  800          25,250
  McGraw-Hill, Inc.                                       300          30,562
  Westvaco Corp.                                          300           8,044
                                                     -----------   -----------
                                                        2,100          93,974
                                                     -----------   -----------

Railroads-0.11%
  Norfolk Southern Corp.                                1,200          38,025
                                                     -----------   -----------

MML EQUITY INDEX FUND

December 31, 1998

                                                      Number       Market
                                                        of          Value
                                                      Shares      (Note 2A)
                                                     --------    -----------
EQUITIES (Continued)

Research and Development - 0.26%
   Arrgen, Inc.                                           900    $    94,106
                                                     --------    -----------

Retail - Store - 4.32%
   American Stores Co.                                  1,100         40,631
   Consolidated Stores Corp.*                             300          6,056
   Circuit City Stores, Inc. - Circuit City Group         400         19,975
   CVS Corp.                                            1,400         77,000
   Dayton Hudson Corp.                                  1,600         86,800
   Dillard's Inc., Class A                                400         11,350
   Dollar General                                         750         17,719
   Federated Department Store*                            900         39,206
   Fred Meyer, Inc.*                                      600         30,125
   Gap, Inc.                                            2,025        113,906
   Kohls Corp.*                                           600         36,863
   Kmart Corp.*                                         1,700         26,031
   Limited, Inc.                                          800         23,300
   Longs Drug Stores Co.                                  100          3,750
   May Department Stores Co.                              800         48,300
   Nordstrom, Inc.                                        400         13,875
   Penney (J.C.) Co, Inc.                                 900         42,188
   Rite Aid Corp.                                       1,100         54,519
   Russell Corp.                                          100          2,031
   Sears, Roebuck & Co.                                 1,400         59,600
   TJX Co's., Inc.                                      1,100         31,900
   Toys R Us, Inc.*                                     1,000         16,875
   Walgreen Co.                                         1,800        105,413
   Wal-Mart Stores, Inc.                                8,000        651,500
                                                     --------    -----------
                                                       29,175      1,558,813
                                                     --------    -----------
Savings and Loan Associations - 0.26%
   Golden West Financial Corp.                            200         18,337
   Washington Mutual Savings                            2,012         76,833
                                                     --------    -----------
                                                        2,212         95,170
                                                     --------    -----------
Soaps and Detergents - 0.16%
   Clorox Co.                                             400         46,725
   NACCO Industries, Inc., Class A                        100          9,200
                                                     --------    -----------
                                                          500         55,925
                                                     --------    -----------
Steel - 0.08%
   Bethlehem Steel Corp.*                                 400          3,350
   Nucor Corp.                                            300         12,975
   Timken Co.                                             200          3,775
   USX-U.S. Steel Group, Inc.                             200          4,600
   Worthington Industries, Inc.                           300          3,750
                                                     --------    -----------
                                                        1,400         28,450
                                                     --------    -----------

Technology - 0.79%
   Ameritech Corp.                                      3,900        247,162
   ITT Industries                                         300         11,925
   Millpore Corp.                                         200          5,687
   Perkin-Elmer Corp.                                     200         19,513
                                                     --------    -----------
                                                        4,600        284,287
                                                     --------    -----------
Telecommunications - 9.77%
   AirTouch Communications, Inc.*                       2,100        161,462
   ALLTEL Corp.                                         1,000         59,812
   Andrew Corp.                                           300          4,950
   Ascend Communications, Inc.*                           800         52,800
   AT&T Corp.                                           6,400        481,600
   Bell Atlantic Corp.                                  5,450        309,628
   BellSouth Corp.                                      7,000        349,125
   Comcast Corp., Special Class A (non-voting)          1,300         76,294
   Frontier Corp.                                         600         20,400
   Lucant Technologies, Inc.                            4,700        517,000
   MCI Worldcom Inc.*                                   6,485        465,299
   Medlaone Group, Inc.*                                2,000         94,000
   Nextel Communications, Inc.*                           900         21,263
   Northern Telecommunications Ltd.                     2,280        114,285
   SBC Communications                                   6,900        370,013
   Sprint Corp.                                         1,600        126,188
   Tele-Communications Inc., Class A                    1,800         99,563
   US West, Inc.                                        1,754        113,352
   Viacom Inc., Class B*                                1,300         98,200
                                                     --------    -----------
                                                       54,569      3,532,934
                                                     --------    -----------
Tire and Rubber - 0.13%
   Cooper Tire & Rubber Co.                               300          6,131
   Goodrich (B.F.) Co.                                    300         10,762
   Goodyear Tire & Rubber Co.                             600         30,262
                                                     --------    -----------
                                                        1,200         47,155
                                                     --------    -----------
Transportation - 0.46%
   Burlington Northern Santa Fe                         1,700         57,375
   Carnival Corp.                                       2,100        100,800
   Ryder System, Inc.                                     300          7,800
                                                     --------    -----------
                                                        4,100        165,975
                                                     --------    -----------
Utilities - 2.30%
   AES Corp.                                              600         28,425
   Ameren corp.                                           400         17,075
   American Electric Power Co., Inc.                      700         32,944
   Baltimore Gas & Electric Co.                           400         12,300
   Carolina Power & Light Co.                             500         23,531
   Central & Southwest Corp.                              800         21,950
   Cinergy Corp.                                          500         17,187

MML Equity Index Fund

December 31, 1998

                                               Number       Market
                                                 of         Value
                                               Shares     (Note 2A)
                                               ------     ---------
EQUITIES (Continued)
Utilities (Continued)
     Consolidated Edison Co.                      800    $   42,300
     Dominion Resources, Inc.                     700        32,725
     DTE Energy Co.                               500        21,437
     Duke Energy Co.                            1,322        84,691
     Edison International                       1,400        39,025
     Energy Corp.                               1,000        31,125
     FPL Group, Inc.                              800        49,300
     GPU, Inc.                                    400        17,675
     Houston Industries, Inc.                     899        28,880
     National Service Industries, Inc.            100         3,800
     New Century Energies, Inc.                   400        19,500
     Niagara Mohawk Power Corp.*                  600         9,675
     Northern States Power Co.                    400        11,100
     PacifiCorp                                 1,100        23,169
     PECO Energy Co.                              700        29,138
     Peoples Energy Corp.                         100         3,988
     PG&E Corp.                                 1,500        47,250
     PP&L Resources, Inc.                         400        11,150
     Sempra Energy*                               851        21,594
     Southern Co.                               2,400        69,750
     Texas Utilities Co.                        1,145        53,457
     Unicorn Corp.                                700        26,994
                                               ------    ----------
                                               22,117       831,135
                                               ------    ----------
Waste Management-0.35%
     Browning-Ferris Industries, Inc.             700        19,906
     Laidlaw, Inc., Class B(non-voting)         1,200        12,075
     Waste Management, Inc.                     2,032        94,742
                                               ------    ----------
                                                3,932       126,723
                                               ------    ----------

TOTAL EQUITIES
     (Cost $24,433,380)                                  35,412,357
                                                         ----------


                                                                   Market
                                                  Principal        Value
                                                    Amount       (Note 2A)
                                                  ---------      ----------
SHORT-TERM INVESTMENTS-1.70%
  (Cost $615,085)
  Dreyfus Cash Management Fund,
     Class A                                       585,383     $      585,383
  US Treasury Bill 4,443%(b)
     Due 3/25/1999                                  30,000             29,711
                                                   -------     --------------
                                                   615,383            615,094
                                                   -------     --------------

Total Investments
  (Cost $25,048,465)(a)              99.88%                    $   36,027,451
                                     ======                    ==============

FUTURES CONTRACTS LONG POSITION

                                                   Number        Unrealized
                                                     of         Appreciation
                                                  Contracts    (Depreciation)
                                                  ---------    --------------
  S&P 500 Index, March 1999    ?                      2        $       24,234
                                                               ==============

  (a) Federal Income Tax Information: At
      December 31, 1998 the net unrealized
      appreciation on investments based on
      of cost of $25,048,465 for federal income tax purposes is as follows:

      Aggregate gross unrealized appreciation
      for all investments in which there is an
      excess of market value over tax cost                     $   11,711,283

      Aggregate gross unrealized depreciation
      for all investments in which there is an
      excess of tax cost over market value                           (732,297)
                                                               --------------
          Net unrealized appreciation                          $   10,978,986
                                                               ==============

  (b) Annualized yield at date of purchase

  *   Non-Income producing security

Notes To Financial Statements

1. HISTORY

   MML Equity Index Fund ( "the Fund") is a non-diversified fund series of MML Series Investment Fund ("MML Trust"), a no load, open-end, management investment company registered as such under the Investment Company Act of 1940. MML Trust, which has six separate series of shares, was organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of the Trust.

   MML Trust was established by Massachusetts Mutual Life Insurance Company ("Mass Mutual") for the purposes of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by a life insurance company which is a subsidiary of MassMutual. Shares of MML Trust are not offered to the general public.

   Information presented in these financial statements pertains only to the Fund Information for the other series of MML Trust are presented under a separate cover.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements in conformity with generally accepted accounting principles.

   A.  Investment Valuation

   The Fund values its Portfolio securities at market value or, in the absence of market value with respect to any portfolio security, at fair value as determined by, or under the direction of, the Board of Trustees ("the Board") of MML Trust. Portfolio securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board, which provides the last reported sale price for securities listed on a national securities exchange, or on the NASDAQ national market system. If securities are unlisted or there is no reported sales price, the bid price of the prior trade date will be used. Short-term debt obligations with less than one year, but more than sixty days to maturity from the date of purchase are valued on the basis of their market value. Debt obligations with sixty days or less to maturity from the date of purchase are generally valued at amortized cost when the Board believes amortized cost approximates market value. Futures contracts are valued based on market prices unless such prices do not reflect fair value of the contract, in which case they will be valued by or under the direction of the Board.

   B.  Accounting For Investments

   Investment transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date. Interest income is recorded on the accrual basis.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C.  Dividends and Distributions

   Dividends of net investment income and distributions of capital gains are declared and paid annually or as approved by the Board to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income, gains and losses and differing characterizations of distributions made by the Fund. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Fund.

   D. Federal Income Tax

   The MML Trust has established a policy for the Fund to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund will not be subject to federal income tax on any net investment income and any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders.

   Pursuant to section 852 of the Internal Revenue Code, the Fund designated $148,295 as capital gain dividends for the year ended December 31, 1998.

    E.  Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INVESTMENT MANAGEMENT FEE

    MassMutual serves as investment adviser to the Fund pursuant to an investment management agreement ("the Investment Management Agreement"). MassMutual receives a quarterly fee at the annual rate of .40% of the first $100,000,000 of the average daily net asset value of the Fund, .38% of the next $150,000,000 and .36% of any excess over $250,000,000. MassMutual has agreed to bear expenses of the Fund (other than the management fee, interest, taxes any required trademark licensing fees, custodial fees, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value of the Fund through April 30, 1999. Mass Mutual also serves as transfer agent and dividend paying agent.

4.  PURCHASE AND SALES OF INVESTMENTS


                                                                     Proceeds
    For the year Ended                       Acquisition            from Sales
    December 31, 1998                           Cost              and Maturities
    -----------------                        -----------          --------------

    Equities                                 $ 5,446,646          $  1,523,241
    Short-term investments                     4,120,099             3,533,298


5.  NET INCREASE FROM CAPITAL SHARE TRANSACTIONS

    The MML Trust is authorized to issue an unlimited number of shares of beneficial interest to the Fund at $0.01 par value. Changes in shares of beneficial interest are as follows:


                                                       1998             1997*
                                               -----------------   -------------
    Shares
      Sales of shares......................         333,870          2,002,676
      Reinvestment of shares...............          35,188                  0
      Redemption of shares.................          (7,976)                (1)
                                               -----------------   -------------
      Net Increase.........................         361,082          2,002,675
                                               =================   =============

    Amount
      Sales of shares......................      $4,596,400        $20,030,027
      Reinvestment of shares...............         535,882                  0
      Redemption of shares.................        (113,592)                (8)
                                               -----------------   -------------
      Net Increase.........................      $6,018,690        $20,030,019
                                               =================   =============

* For the period May 1, 1997 (Commencement of Operations) through December 31, 1997.

6.  INVESTMENT RISK AND CONSIDERATION

    Since the fund is non-diversified and a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be in the same economic sector, the Fund's portfolio may be more sensitive to changes in market value of a single issuer or industry.

Report Of Independent Accountants

To the Board of Trustees and Shareholders of MML Equity Index Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MML Equity Index Fund (hereafter referred to as the "Fund"), which is a component of the MML Series Investment Fund, at December 31, 1998, the results its operations for the year then ended and the changes in its net assets and the financial highlights the year then ended and for the period from May 1, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as the "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLC

Springfield, Massachusetts
February 25, 1999

MML SMALL CAP VALUE EQUITY FUND

TO OUR SHAREHOLDERS

ANOTHER YEAR OF EXPANSION IN THE U.S.

1998 marked the eighth consecutive year of economic expansion in the United States, once again confounding those who were looking for the economy to falter. Real growth of gross domestic product for the year is likely to be somewhere around 3.75%, a shade under 1997's 3.8%. While economic growth continued apace, inflation remained virtually dormant, with the Consumer Price Index rising about 1.7%. Producer prices, which often lead changes in consumer prices, actually declined in 1998. Interest rates fell for most of the year, ending December at near-record low levels. Contributing to the easing of interest rates was the fact that the U.S. government had a $70 billion surplus in fiscal year 1998 after several decades of deficits. Another surplus is forecast for the current fiscal year.

Consumption and fixed investment both contributed strongly to the expansion in 1998. Thanks to solid income growth and another banner year for large cap growth stocks, consumers were able to maintain spending at high levels all year. Fixed investment benefited from steady increases in residential construction and producers' durable equipment - mainly computers and other business equipment. Investment in technology contributed not only to growth but also to gains in productivity.

The only broad-based drag on economic growth was the trade deficit, which grew by close to $100 million in 1998. The deficit was exacerbated by strong domestic growth, which spurred imports, and by serious financial problems abroad, which dampened foreign demand for U.S. goods and services and therefore limited U.S. exports.

OVERSEAS: SOME PROGRESS, SOME NEW CHALLENGES

In Asia, where severe financial problems first came to a head in 1997, there was some progress. The stock markets of Thailand and South Korea rebounded noticeably in 1998, indicating that investors are beginning to overcome their generalized fear of Southeast Asian markets and instead are making investment decisions on a nation-specific basis. This is a key prerequisite for meaningful recovery in the region.

In Japan, political leaders finally adopted an aggressive plan to stimulate the economy and reform the country's ailing banking system. Policy is now moving in the proper direction, but it will be a long road back to economic health for Japan.

One key concern continues to be the extent to which the problems in Asia will spread to other emerging markets, and eventually to the U.S. This concern gained renewed force in August, when Russia announced a substantial devaluation of its currency, the ruble, and defaulted on much of its foreign debt. South America, particularly Brazil, also gave investors cause for concern in 1998.

EQUITIES TAKE A HIT BUT FINISH STRONG

U.S. equities were uniformly strong during the first three months of the year, as concerns about Asia receded into the background and investors focused on strong economic growth. In April, a two-tiered market emerged, with large-capitalization technology and other growth issues leading the S&P 500 Index and the Dow Jones Industrial Average higher through mid-July. The Russell 2000 Index, however, trended lower throughout the second quarter, indicating that many small-capitalization stocks were not participating in the rally. Indeed, even the S&P 500's gains, at its high water mark in July, were largely due to its twenty largest components. The rally, therefore, was quite narrow.

In the third quarter, amid Russia's financial difficulties and renewed concerns about Asia, stocks turned south, giving up all they had gained earlier in the year and then some in many cases. A flight to quality ensued in which investors shunned stocks in general. Especially hard hit were small-capitalization issues, technology stocks, and other sectors perceived to have more than average risk. With the financial markets reeling, the Federal Reserve Board stepped in, lowering interest rates three times in three months. Stocks responded with a vigorous fourth-quarter rally, again concentrated primarily in growth stocks. The Dow Jones Industrial Average, S&P 500 Index, NASDAQ Composite Index and Russell 2000 Index ended 1998 with returns of 18.17%, 28.58%, 39.63% and -2.55%, respectively. The disparity in performance between the different market segments is especially evident in the latter two indices.

BONDS RIDE THE ROLLER COASTER, TOO

Bonds were by no means immune to the third quarter's volatility. Up to that point, interest rates, which began the year at low levels, had trended irregularly lower, as the yield curve gradually flattened. Although first-half credit spreads widened in January and June, new issuance remained at relatively healthy levels due to the low absolute level of interest rates.

In August, trouble began brewing in the credit markets when Russia's devaluation and default caused a number of hedge funds to liquidate some large credit positions. Panic ensued, and spreads widened dramatically, especially between corporate issues and Treasuries, as investors sold corporate securities and fled to the safety of Treasury securities.

As happened with equities, the credit markets recovered somewhat when the Federal Reserve Board lowered interest rates. Spreads narrowed considerably by year-end, although not nearly to their levels before the crisis.

LOOKING AHEAD TO 1999

The central economic event of 1999 is likely to be a mild slowdown in the U.S. economy. The lower rate of expansion in non-farm payrolls in the second half of 1998, together with the associated easing of personal income growth, makes it unlikely that consumers will be able to keep spending at 1998's brisk rate. Softness in corporate earnings, a symptom of reduced consumer spending, may be evident. Federal Reserve Board policy, which was extremely accommodating in response to the 1998 crisis in the financial markets, has returned to a neutral stance and will likely remain so until circumstances clearly mandate a change. Inflation may rise a little but should remain unthreatening. In this environment, MassMutual should continue to serve shareholders well with its focus on thorough research and identifying value in the financial markets.

                                           /S/ Stuart H. Reese

                                           Stuart H. Reese
                                           President
                                           MML Small Cap Value Equity Fund

January 29, 1999

MML SMALL CAP VALUE EQUITY FUND

HOW DID THE FUND PERFORM OVER THE PAST YEAR?

The Fund's performance was disappointing but understandable, given the difficult market environment of 1998. The Fund commenced on June 1, 1998. For the 7 months ended December 31, 1998, the Fund had a net return of -14.77%(*). For the same period ended December 31, 1998, the Russell 2000 Index, a broadly based, unmanaged index of 2000 medium- and small- capitalization common stocks had a return of -5.74%.

WHAT WAS THE INVESTMENT BACKDROP DURING 1998?

Volatility continued to increase in 1998, and overall the small-cap market underperformed large-cap issues. In the first four months of the year, both the Fund and the Russell 2000 Index enjoyed solid gains. From April through mid-July, small-cap stocks trended lower even as the S&P 500 and the Dow Jones Industrial Index, both representative of large-capitalization stocks, advanced. From mid-July through mid-October the entire U.S. stock market suffered a substantial decline, as the Asian financial crisis began to make its presence known in the form of lower earnings or scaled-back earnings forecasts for many international companies. Another factor undermining the markets at that time was Russia, which surprised the international investment community by substantially devaluing its currency and defaulting on much of its foreign debt. A flight to quality followed in which investors fled stocks in general, especially small-cap issues.

In the fourth quarter, the Federal Reserve Board reassured investors by cutting short-term interest rates in September, October and November. U.S. equity markets obliged by staging a massive rally that saw the Russell 2000 Index vault approximately 16% higher in the fourth quarter alone. (Russell 2000 Value up 9.07%, our fund up 9.98% for same period)

HOW WAS THE FUND'S STRATEGY EMPLOYED DURING THE YEAR?

Small-cap banks, for example, do not have the international exposure that the large commercial banks do, and therefore are less risky to hold in the current environment. SIS Bancorp was one purchase we made near the end of the year.

On the other hand, many companies in the industrial sector have, in response to weak demand from Asia, cut back on capital spending - apparently in anticipation of lower earnings growth for the next few quarters. Accordingly, with overall U.S. economic growth somewhat questionable for the short term, we eliminated or reduced positions in, Columbus McKinnon and DT Industries - all industrial machinery and equipment manufacturers.

We also increased our energy holdings. We especially like companies in the gas business because we think the industry has good long-term growth potential. Newfield Exploration is one gas holding added during the year.

WHICH STOCKS DID WELL FOR THE FUND, AND WHICH WERE DISAPPOINTING?

Hart Hanks turned in a strong performance during 1998. The largest direct mail advertising company in the country, Hart Hanks was undergoing a restructuring process that involved selling off some non-core businesses and refocusing on its strengths. Another holding making a positive contribution was Nationwide Financial Services. The company, which is the annuity arm of a major insurance company, saw healthy earnings and sales growth from a solid book of business in annuities for teachers and other government employees.

On the negative side, Analysts International, a computer support services firm, detracted from performance. The company lost a contract with a major client during the year, and we sold the stock. Another underperforming stock was Herbalite, which suffered from substantially reduced short-term growth prospects because of the weakness in Asian currencies. Finally DT Industries, mentioned earlier, experienced a reduction in orders from the major electronics and consumer companies that are its customers, and we reduced the Fund's holdings of this stock.

WHAT IS YOUR OUTLOOK?

We think there is real value in the small-cap market. When you compare the price-to-earnings ratios of the Russell 2000 Index and the S&P 500 Index, small stocks are cheap on both a current and historical basis. As the most favored large-cap and technology stocks have their valuations pushed higher, there will come a point at which investors will be forced to recognize the values inherent in the kind of stocks held by the Fund.

1999 looks to be a year of slower economic growth. However, we are not expecting an outright recession, especially in light of the Federal Reserve Board's commitment to keeping the economy growing - evidenced by its aggressive lowering of interest rates in the second half of 1998. To sum up, then, we are cautiously optimistic for 1999.

* The return reflects changes in the net asset value per share without the deduction of any insurance product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

FUND      RUSSELL
10,000    10,000  -  6/1/98
 9,843    10,021  -  6/30/98
 7,781     8,001  -  9/30/98
 8,522     9,306  - 12/31/98

MML Small Cap Value Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS
Investments at value (See Schedule of Investments) (Notes 2A, 2B and 5)
 Equities (Identified cost: $10,332,136)                                            $     9,212,701
                                                                                    ---------------
   Total investments                                                                      9,212,701
                                                                                    ---------------

Cash                                                                                      2,243,588
Receivable for investment securities sold                                                    34,475
Interest and dividends receivable                                                             6,278
Subscriptions receivable                                                                      2,097
Prepaid trustees' fees                                                                          488
Reimbursement receivable                                                                     36,434
                                                                                    ---------------
Total assets                                                                             11,536,071
                                                                                    ---------------


LIABILITIES
Payable for investment securities purchased                                               1,023,600
Dividends payable (Note 2C)                                                                  37,437
Investment management fee payable (Note 4)                                                   13,228
Accrued liabilities                                                                          19,622
                                                                                    ---------------
Total liabilities                                                                         1,093,887
                                                                                    ---------------

NET ASSETS                                                                          $    10,442,184
                                                                                    ===============

Net assets consist of:
Series shares, (par value $.01 per share) (Note 6)                                  $        12,295
Additional paid-in capital                                                               11,826,582
Distributions in excess of net investment income (Note 2C)                                     (914)
Undistributed net realized loss on investments (Note 3)                                    (276,344)
Net unrealized depreciation on investments (Note 2A)                                     (1,119,435)
                                                                                    ---------------
NET ASSETS                                                                          $    10,442,184
                                                                                    ===============

Outstanding series shares                                                                 1,229,502
                                                                                    ===============
Net asset value per share                                                           $          8.49
                                                                                    ===============

                      See Notes to Financial Statements.

MML Small Cap Value Equity Fund

STATEMENT OF OPERATIONS

For the Period June 1, 1998 (Commencement of Operations) through
December 31, 1998


Investment income (Note 2B)
Dividends                                                          $    46,135
Interest                                                                30,115
                                                                   -----------
  Total Income                                                          76,250
                                                                   -----------
Expenses
Investment management fee (Note 4)                                      35,260
Trustees' fees                                                          14,004
Other expenses                                                           1,777
Audit fees                                                              25,120
                                                                   -----------
Total expenses                                                          76,161
Expenses reimbursed (Note 4)                                           (36,434)
                                                                   -----------
Net expenses                                                            39,727
                                                                   -----------

Net investment income (Notes 2C)                                        36,523
                                                                   -----------


Net realized and unrealized loss on investments
Net realized loss on investments (Notes 2A, 2B, 2C and 5)             (276,344)
Net change in unrealized depreciation on investments
   (Note 2A and 5)                                                  (1,119,435)
                                                                   -----------
Net loss on investments                                             (1,395,779)
                                                                   -----------

Net decrease in net assets resulting from operations               $(1,359,256)
                                                                   ===========

                      See Notes to Financial Statements.

MML Small Cap Value Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

For the Period June 1, 1998 (Commencement of Operations) through
December 31, 1998

From Operations:
 Net investment income                                                                       $     36,523

 Net realized loss on investments                                                                (276,344)

Net change in unrealized depreciation on investments                                           (1,119,435)
                                                                                             ------------
Decrease in net assets resulting from operations                                               (1,359,256)


Distributions to shareholders and capital share transactions

 Dividends to shareholders from net investment income (Note 2C)                                   (37,437)

Net increase in capital share transactions (Note 6)                                            11,838,877
                                                                                             ------------
Increase in net assets from distributions to shareholders and shareholder transactions         11,801,440
                                                                                             ------------

Total increase                                                                                 10,442,184

NET ASSETS, at beginning of period                                                                      -
                                                                                             ------------

NET ASSETS, at end of year                                                                   $ 10,442,184
                                                                                             ============

Distributions in excess of net investment income included in net assets at end of year       $       (914)
                                                                                             ============

                       See Notes to Financial Statements

Mml Small Cap Value Equity Fund

FINANCIAL HIGHLIGHTS

Selected per share data for the fund share outstanding for the period June 1, 1998 (Commencement of Operations) through December 31, 1998.

Net asset value:
 Beginning of period                                               $   10,000
                                                                   ----------
Income from investment operations:
Net investment income                                                   0.029
Net realized and unrealized loss on investments                        (1.506)
                                                                   ----------
Total from investment operations                                       (1.477)
                                                                   ----------
Less distributions:

Dividends from net investment income                                   (0.030)
                                                                   ----------
Total distributions                                                    (0.030)
                                                                   ----------
Net asset value:
 End of year                                                       $    8.493
                                                                   ==========

Total return**                                                        (14.77%)
Net assets (in millions):                                          $   10.44
Ratio of expenses to average net assets:
 Before expense waiver                                                  0.85%*
After expense waiver                                                    0.44%*
Ratio of net investment income to average net assets
 Before expense waiver                                                  0.81%*
After expense waiver                                                    0.42%*
Portfolio turnover rate                                                23.40%*


*  Percentages represent results for the period and are not annualized.
** Total return shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products.
   Inclusion of these charges would reduce the total return figures for the period shown.

                      See Notes to Financial Statements.

MML Small Cap Value Equity Fund

SCHEDULE OF INVESTMENTS
December 31, 1998

                                                  Number           Market
                                                    of             Value
EQUITIES - 88.23%                                 Shares         (Note 2A)
                                                ----------     -------------
Aerospace & Defense - 0.54%
     Tristar Aerospace Co.*                         8,000      $     56,000
                                                ----------     -------------

Airlines - 1.31%
     ASA Holding, Inc.                              4,500           137,250
                                                ----------     -------------

Automotive & Parts - 4.17%
     Dura Automotive Systems, Inc.*                 5,800           197,925
     Keystone Automotive Industries, Inc.*          8,100           169,594
     Titan International, Inc.                      7,200            68,400
                                                ----------     -------------
                                                   21,100           435,919
                                                ----------     -------------

Banking, Savings & Loans - 3.66%
     Banknorth Group, Inc.                          5,000           188,125
     SIS Bankcorp, Inc.                             4,300           194,575
                                                ----------     -------------
                                                    9,300           382,700
                                                ----------     -------------

Beverages - 0.47%
     Robert Mondavi Corp.*                          1,200            49,050
                                                ----------     -------------

Chemicals - 2.77%
     Cambrex Corp.                                  4,000            96,000
     OM Group, Inc.                                 5,300           193,450
                                                ----------     -------------
                                                    9,300           289,450
                                                ----------     -------------

Communications - 1.52%
     True North Communications, Inc.                5,800           158,562
                                                ----------     -------------

Computers & Office Equipment - 2.69%
     Compx International, Inc.*                     8,500           224,187
     Pomeroy Computers Resources, Inc.*             2,500            56,250
                                                ----------     -------------
                                                   11,000           280,437
                                                ----------     -------------

Electrical Equipment & Electronics - 2.78%
     AFC Cable Systems, Inc.*                       7,100           238,738
     Cognex Corp.*                                  2,600            52,000
                                                ----------     -------------
                                                    9,700           290,738
                                                ----------     -------------
Energy - 1.61%
     Wicor, Inc.                                    7,700           167,956
                                                ----------     -------------

Financial Services - 7.93%
     Conning Corp.                                  8,700      $    180,525
     Eaton Vance Corp.*                             4,400            91,850
     First Republic Bancorp*                        4,400           110,275
     Nationwide Financial Services, Inc.            4,000           206,750
     Stirling Cooke Brown Holdings Ltd.             5,500            85,563
     Webster Financial Corp.                        5,200           142,675
                                                ----------     -------------
                                                   32,200           827,638
                                                ----------     -------------

Fluids - Handling - 3.13%
     Graco, Inc.                                    5,200           153,400
     Roper Industries, Inc.                         8,500           173,188
                                                ----------     -------------
                                                   13,700           326,588
                                                ----------     -------------

Foods - 2.34%
     International Home Foods, Inc.*                8,000           135,000
     Richfood Holdings, Inc.                        5,200           107,900
                                                ----------     -------------
                                                   13,200           242,900
                                                ----------     -------------

Glass & Plastic - 1.77%
     Spartech Corp.                                 8,400           184,800
                                                ----------     -------------

Healthcare - 4.99%
     Healthcare Realty Trust, Inc.                  4,700           104,869
     Herbalife International, Inc. Class B         10,800           123,525
     Invacare Corp.                                 3,700            88,800
     Landauer, Inc.                                 6,300           203,962
                                                ----------     -------------
                                                   25,500           521,156
                                                ----------     -------------

Heating & Air Conditioning - 2.99%
     Service Experts, Inc.*                         5,600           163,800
     Waisco, Inc.                                   8,850           148,238
                                                ----------     -------------
                                                   14,450           312,038
                                                ----------     -------------

Industrial Transportation - 2.60%
     Greenbrier Companies, Inc.                     9,900           139,838
     OmniQuip International, Inc.                  10,200           153,000
                                                ----------     -------------
                                                   20,100           292,838
                                                ----------     -------------

Insurance - 3.97%
     Executive Risk, Inc.                           2,700           148,331
     HCC Insurance Holdings, Inc.                   8,600           151,575
     Highlands Insurance Group, Inc.*               8,800           114,950
                                                ----------     -------------
                                                   20,100           414,856
                                                ----------     -------------

MML Small Cap Value Equity Fund

December 31, 1998

                                                    Number           Market
                                                      of             Value
EQUITIES (Continued)                                Shares          (Note 2A)
                                                  ----------       -----------
Machinery & Components-6.61%
  Columbus McKinnon Corp.                              6,700       $   120,600
  DT Industries, Inc.                                  4,900            77,175
  Gleason Corp.                                          100             1,813
  Hardinge, Inc.                                       6,850           126,297
  Hughes Supply, Inc.                                  5,100           149,175
  Pentacon, Inc.*                                     14,700            63,394
  Regal-Beloit Corp.                                   6,600           151,800
                                                   ---------       -----------
                                                      44,950           690,254
                                                   ---------       -----------

Marketing-3.06%
  Harie Hanks, Inc.                                    6,000           171,000
  Hub Group, Inc.*                                     7,800           151,125
                                                   ---------       -----------
                                                      13,800           322,125
                                                   ---------       -----------

Metals-4.55%
  Autocam Corp.                                       10,740           177,210
  Hawk Corp--Class A*                                  5,300            44,388
  Reliance Steel and Aluminum Co.                      6,300           146,413
  SPS Technologies, Inc.*                              1,900           107,588
                                                   ---------       -----------
                                                      23,240           475,599
                                                   ---------       -----------

Miscellaneous-7.44%
  ABC Rail Products Corp.*                             7,900            96,281
  Analysts International Corp.                         6,300           121,275
  Crossmann Communities, Inc.*                         6,200           171,275
  McClatchy Co.                                        3,100           109,662
  Ritchie Brothers Auctioneers, Inc.*                  6,900           185,869
  US Can Corp.                                         5,200            92,950
                                                   ---------       -----------
                                                      35,600           777,312
                                                   ---------       -----------

Oil & Gas-4.10%
  Houston Exploration Co.*                             8,800           174,900
  Newfield Exploration Co.*                            5,400           112,725
  Stone Energy Corp.*                                  4,900           140,875
                                                   ---------       -----------
                                                      19,100           428,600
                                                   ---------       -----------

Paper-1.47%
  Wausau-Mosinee Paper Corp.                           8,700           153,881
                                                   ---------       -----------

Printing-2.27%
  Banta Corp.*                                         4,100       $   112,238
  Day Runner, Inc.*                                    8,600           124,700
                                                   ---------       -----------
                                                      12,700           236,938
                                                   ---------       -----------

Real Estate-1.54%
  Mid-Atlantic Realty Trust                           13,000           160,061
                                                   ---------       -----------

Services-1.85%
  Rollins Truck Leasing Corp.                         13,100           193,225
                                                   ---------       -----------

Transportation-3.87%
  C.H. Robinson Worldwide, Inc.                        7,700           199,719
  MS Carriers, Inc.*                                   6,200           204,211
                                                   ---------       -----------
                                                      13,900           403,930
                                                   ---------       -----------

Total Equities
  Cost($10,332,196)                                                  9,212,701
                                                                   -----------

Total Investments
  Cost($10,332,136)(a)         88.23%                              $ 9,212,701
                               ======                              ===========

(a) Federal Income Tax information: At December 31, 1998 the net unrealized appreciation on investments based on cost of $10,332,136 for federal income tax purposes is as follows:

    Aggregate gross unrealized appreciation for all investments
    in which there is an excess of market value over tax cost      $   275,176

    Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over market value       (1,394,611)
                                                                   -----------
    Net unrealized depreciation                                    $(1,119,435)
                                                                   ===========

*   Non-income producing security.

                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1.  HISTORY

    MML Small Cap Value Equity Fund (the "Fund") is a non-diversified fund series of MML Series Investment Fund ("MML Trust"), a no-load, open-end, management investment company registered under the Investment Company Act of 1940. MML Trust, which has six separate series of shares, was organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust.

    MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by a life insurance company which is a subsidiary of MassMutual. Shares of the MML Trust are not offered to the general public.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with generally accepted accounting principles.

    A.  INVESTMENT VALUATION

    Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange, or on the NASDAQ national market system. If securities are unlisted, or there is no reported sale price, the bid price of the prior trade date will be used.

    B.  ACCOUNTING FOR INVESTMENTS

    Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts on short-term securities are amortized in determining interest income.

    Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

    C.  FEDERAL INCOME TAX

    The MML Trust has established a policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Fund will not be subject to federal income tax on any net investment income and any net capital gains to the extent they are distributed or are deemed to have been distributed to shareholders. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the deferral of wash sale losses. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

    D. ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  CAPITAL LOSS CARRYFORWARD

    The accumulated net realized loss on investments for the Fund results in a capital loss carryforward of $276,344 which is available for federal income tax purposes to offset future capital gains. All of the carryforward expires December 31, 2006.

4.  INVESTMENT MANAGEMENT FEE

    MassMutual provides all investment advisory, management and administrative services needed by the Fund. For acting as such, MassMutual receives a quarterly fee from the Fund at the annual rate of .65% of the first $100,000,000 of the average daily net asset value of each Fund, .60% of the next $200,000,000, .55% of the next $200,000,000 and .50% of any excess over
    $500,000,000.

    MassMutual has entered into an investment sub-advisory agreement with David
    L. Babson and Company, Inc. ("Babson"), a wholly-owned subsidiary of DLB Acquisition Corporation which is a controlled subsidiary of MassMutual. The agreement provides that Babson manage the assets of the Fund. MassMutual pays Babson a quarterly fee equal to an annual rate of .25% of the average daily net asset value of the Fund

    MassMutual has agreed, at least through April 30, 2000, to absorb the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during Fund's fiscal year exceed .11% of the average daily net asset value of the Fund for such year. For the period June 1, 1998 (Commencement of Operations) through December 31, 1998, $36,434 of the Funds expenses were borne by Mass Mutual.

5.  PURCHASES AND SALES OF INVESTMENTS

                                                                                                         Proceeds
    For the Period June 1, 1998 (Commencement                                   Acquisition             from Sales
    of Operations) through December 31,1998                                         Cost               and Maturities
     ------------------------------------------                                 ------------           ---------------
     Equities                                                                    $  12,394,866           $1,785,472

6.  NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS

    For the Period June 1, 1998 (Commencement
    of Operations) through December 31, 1998
    ----------------------------------------
    Shares
       Sales of shares                                                                                         1,237,251
    Redemptions of shares                                                                                         (7,749)
                                                                                                           -------------
    Net Increae                                                                                                1,229,502
                                                                                                           -------------

    Amount
       Sales of shares                                                                                     $  11,902,437
    Redemptions of shares                                                                                        (63,560)
                                                                                                           -------------
       Net Increase                                                                                         $ 11,838,877
                                                                                                           -------------

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
MML SMALL CAP VALUE EQUITY FUND

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MML Small Cap Value Equity Fund ("the Fund") which is a component of the MML Series Investment Fund (the "MML Trust") at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 1998 (Commencement Of Operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Springfield, Massachusetts
February 25, 1999